                                                                   EXHIBIT 10.27

                                 ASSURANT, INC.                   EXECUTION COPY

                                       TO

                                 SUNTRUST BANK,
                                     Trustee

                               ------------------

                              SENIOR DEBT INDENTURE

                          Dated as of February 18, 2004

                               ------------------

                                Table of Contents

                                                                                               PAGE
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
                                              ARTICLE I

                       DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 1.1   Definitions ...............................................................        1

SECTION 1.2   Compliance Certificates and Opinions ......................................        9

SECTION 1.3   Form of Documents Delivered to Trustee ....................................        9

SECTION 1.4   Acts of Holders; Record Dates .............................................       10

SECTION 1.5   Notices, Etc., to Trustee and Company .....................................       11

SECTION 1.6   Notice to Holders; Waiver .................................................       11

SECTION 1.7   Conflict with Trust Indenture Act .........................................       12

SECTION 1.8   Effect of Headings and Table of Contents ..................................       12

SECTION 1.9   Successors and Assigns ....................................................       12

SECTION 1.10  Separability Clause .......................................................       12

SECTION 1.11  Benefits of Indenture .....................................................       12

SECTION 1.12  Governing Law .............................................................       12

SECTION 1.13  Legal Holidays ............................................................       12

SECTION 1.14  Language of Notices .......................................................       13

SECTION 1.15  Limitation on Individual Liability ........................................       13

                                             ARTICLE II

                                           SECURITY FORMS

SECTION 2.1   Forms Generally ...........................................................       13

SECTION 2.2   Form of Face of Security ..................................................       14

SECTION 2.3   Form of Reverse of Security ...............................................       19

SECTION 2.4   Form of Trustee's Certificate of Authentication ...........................       26

                                             ARTICLE III

                                           THE SECURITIES

SECTION 3.1   Amount Unlimited; Issuable in Series ......................................       26

SECTION 3.2   Denominations .............................................................       29

SECTION 3.3   Execution, Authentication, Delivery and Dating ............................       29

SECTION 3.4   Temporary Securities ......................................................       30

SECTION 3.5   Registration, Registration of Transfer and Exchange .......................       31
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                                        i
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
SECTION 3.6   Additional Provisions Applicable to Transfer and Exchange of
              Restricted Securities .....................................................       34

SECTION 3.7   [Reserved] ................................................................       35

SECTION 3.8   Form of Certificate to be Delivered in Connection with Transfers
              Pursuant to Regulation S ..................................................       35

SECTION 3.9   Mutilated, Destroyed, Lost and Stolen Securities ..........................       37

SECTION 3.10  Payment of Interest; Interest Rights Preserved ............................       37

SECTION 3.11  Persons Deemed Owners .....................................................       39

SECTION 3.12  Cancellation ..............................................................       39

SECTION 3.13  Interest ..................................................................       39

SECTION 3.14  Form and Payment ..........................................................       40

SECTION 3.15  Global Securities .........................................................       40

SECTION 3.16  CUSIP Numbers .............................................................       42

                                             ARTICLE IV

                               SATISFACTION AND DISCHARGE; DEFEASANCE

SECTION 4.1   Satisfaction and Discharge of Indenture ...................................       42

SECTION 4.2   Defeasance and Discharge ..................................................       44

SECTION 4.3   Covenant Defeasance .......................................................       44

SECTION 4.4   Conditions to Defeasance or Covenant Defeasance ...........................       45

SECTION 4.5   Application of Trust Money ................................................       46

SECTION 4.6   Indemnity for U.S. Government Obligations .................................       46

                                              ARTICLE V

                                              REMEDIES

SECTION 5.1   Events of Default .........................................................       46

SECTION 5.2   Acceleration of Maturity; Rescission and Annulment ........................       48

SECTION 5.3   Collection of Indebtedness and Suits for Enforcement by Trustee ...........       50

SECTION 5.4   Trustee May File Proofs of Claim ..........................................       50

SECTION 5.5   Trustee May Enforce Claims Without Possession of Securities ...............       51

SECTION 5.6   Application of Money Collected ............................................       51

SECTION 5.7   Limitation on Suits .......................................................       52

SECTION 5.8   Unconditional Right of Holders to Receive Principal, Premium
              and Interest ..............................................................       53

SECTION 5.9   Restoration of Rights and Remedies ........................................       53

                                       ii
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
SECTION 5.10  Rights and Remedies Cumulative ............................................       53

SECTION 5.11  Delay or Omission Not Waiver ..............................................       53

SECTION 5.12  Control by Holders ........................................................       53

SECTION 5.13  Waiver of Past Defaults ...................................................       54

SECTION 5.14  Undertaking for Costs .....................................................       54

                                             ARTICLE VI

                                             THE TRUSTEE

SECTION 6.1   Certain Duties and Responsibilities .......................................       55

SECTION 6.2   Notice of Defaults ........................................................       56

SECTION 6.3   Certain Rights of Trustee .................................................       56

SECTION 6.4   Not Responsible for Recitals or Issuance of Securities ....................       58

SECTION 6.5   May Hold Securities .......................................................       58

SECTION 6.6   Money Held in Trust .......................................................       58

SECTION 6.7   Compensation and Reimbursement ............................................       58

SECTION 6.8   Disqualification; Conflicting Interests ...................................       59

SECTION 6.9   Corporate Trustee Required; Eligibility ...................................       59

SECTION 6.10  Resignation and Removal; Appointment of Successor .........................       59

SECTION 6.11  Acceptance of Appointment by Successor ....................................       61

SECTION 6.12  Merger, Conversion, Consolidation or Succession to Business. ..............       62

SECTION 6.13  Preferential Collection of Claims Against Company .........................       63

SECTION 6.14  Appointment of Authenticating Agent .......................................       63

                                             ARTICLE VII

                           HOLDERS LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 7.1   Company to Furnish Trustee Names and Addresses of Holders .................       65

SECTION 7.2   Preservation of Information; Communications to Holders ....................       65

SECTION 7.3   Reports by Trustee ........................................................       67

SECTION 7.4   Reports by Company ........................................................       67

                                            ARTICLE VIII

                         CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 8.1   Company May Consolidate, Etc., Only on Certain Terms ......................       68

SECTION 8.2   Successor Corporation Substituted .........................................       68
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                                       iii
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
                                             ARTICLE IX

                                       SUPPLEMENTAL INDENTURES

SECTION 9.1   Supplemental Indentures Without Consent of Holders ........................       69

SECTION 9.2   Supplemental Indentures with Consent of Holders ...........................       70

SECTION 9.3   Execution of Supplemental Indentures ......................................       71

SECTION 9.4   Effect of Supplemental Indentures .........................................       71

SECTION 9.5   Conformity with Trust Indenture Act .......................................       71

SECTION 9.6   Reference in Securities to Supplemental Indentures ........................       71

                                              ARTICLE X

                                              COVENANTS

SECTION 10.1  Payment of Principal, Premium and Interest ................................       72

SECTION 10.2  Maintenance of Office or Agency ...........................................       72

SECTION 10.3  Limitation on Liens on Common Stock of Principal Subsidiaries. ............       72

SECTION 10.4  Limitation on Disposition of Stock ........................................       73

SECTION 10.5  Money for Securities Payments to Be Held in Trust .........................       73

SECTION 10.6  Statement by Officers as to Default .......................................       74

                                             ARTICLE XI

                                      REDEMPTION OF SECURITIES

SECTION 11.1  Applicability of Article ..................................................       75

SECTION 11.2  Election to Redeem; Notice to Trustee .....................................       75

SECTION 11.3  Selection by Trustee of Securities to Be Redeemed .........................       75

SECTION 11.4  Notice of Redemption ......................................................       76

SECTION 11.5  Deposit of Redemption Price ...............................................       76

SECTION 11.6  Securities Payable on Redemption Date .....................................       77

SECTION 11.7  Securities Redeemed in Part ...............................................       77

                                             ARTICLE XII

                                            SINKING FUNDS

SECTION 12.1  Applicability of Article ..................................................       77

SECTION 12.2  Satisfaction of Sinking Fund Payments with Securities .....................       78

SECTION 12.3  Redemption of Securities for Sinking Fund .................................       78

                                 ASSURANT, INC.

           RECONCILIATION AND TIE BETWEEN TRUST INDENTURE ACT OF 1939
                                  AND INDENTURE

     TRUST INDENTURE
       ACT SECTION                           INDENTURE SECTION
Section 310 (a)(l).......................      6.9
            (a)(2) ......................      6.9
            (a)(3) ......................      Not Applicable
            (a)(4).......................      Not Applicable
            (b)..........................      6.8
                                               6.10
Section 311 (a)..........................      6.13(a)
            (b)..........................      6.13(b)
            (b)(2).......................      7.3(a)(2)
                                               7.3(b)
Section 312 (a)..........................      7.1
                                               7.2(a)
            (b)..........................      7.2(b)
            (c)..........................      7.2(c)
Section 313 (a)..........................      7.3(a)
            (b)..........................      7.3(b)
            (c)..........................      7.3(a), 7.3(b)
            (d)..........................      7.3(c)
Section 314 (a)..........................      7.4,10.5
            (b)..........................      Not Applicable
            (c)(l).......................      1.2
            (c)(2).......................      1.2
            (c)(3).......................      Not Applicable
            (d)..........................      Not Applicable
            (e)..........................      1.2
Section 315 (a)..........................      6.1 (a)
            (b)..........................      6.2
                                               7.3(a)(6)
            (c)..........................      6.1 (b)
            (d)..........................      6.1 (c)
            (d)(l).......................      6.1(c)(l)
            (d)(2).......................      6.1(c)(2)
            (d)(3).......................      6.1(c)(3)
            (e)..........................      5.14
Section 316 (a)..........................      1.1
            (a)(l)(A)....................      5.2
                                               5.12
            (a)(1)(B)....................      5.13
            (a)(2).......................      Not Applicable
            (b)..........................      5.8

Section 317 (a)(l).......................    5.3
            (a)(2).......................    5.4
            (b)..........................    10.4
Section 318 (a)..........................    1.7

---------------------

NOTE: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.

                  SENIOR DEBT SECURITIES INDENTURE, dated as of February 18, 2004, between ASSURANT, INC. (d/b/a Assurant Group), a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal office at One Chase Manhattan Plaza, New York, New York, 10005, and SUNTRUST BANK, a state banking corporation duly organized and existing under the laws of the State of Georgia, as Trustee (herein called the "Trustee").

                             RECITALS OF THE COMPANY

                  WHEREAS, the Company has duly authorized the issuance from time to time of its unsecured, senior debentures, securities, notes or other evidences of indebtedness (herein called the "Securities"), to be issued in one or more series as provided in this Indenture up to such principal amount or amounts as may from time to time be authorized in accordance with the terms of this Indenture and to provide, among other things, for the authentication, delivery and administration thereof, the Company has duly authorized the execution and delivery of this Indenture; and

                  WHEREAS, all things necessary to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done;

                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                  For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of series thereof, as follows:

                                    ARTICLE I

         DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION

SECTION 1.1 Definitions.

                  For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

                  (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

                  (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

                  (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted at the date of such computation; and

                  (4) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

                  Certain terms, used principally in Article VI, are defined in that Article.

                  "Act," when used with respect to any Holder, has the meaning specified in Section 1.4.

                  "Additional Interest" shall have the meaning specified in
Section 8 of the Registration Rights Agreement between the Company and the Initial Purchasers (as defined therein), dated as of February___, 2004. All references herein to interest accrued or payable as of any date shall include any Additional Interest accrued or payable as of such date as provided in the Registration Rights Agreement.

                  "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                  "Agent Members" has the meaning specified in Section 3.15.

                  "Applicable Procedures" means the rules and procedures of The Depository Trust Company, Euroclear and Clearstream, Luxembourg, in each case to the extent applicable.

                  "Authenticating Agent" means any Person authorized by the Trustee to act on behalf of the Trustee to authenticate the Securities.

                  "Board of Directors" means either the board of directors of the Company or any duly authorized committee of that board.

                  "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification and delivered to the Trustee.

                  "Book Entry Interest" means a beneficial interest in a Global Security, ownership of which shall be maintained and transfers of which shall be made through book entries by the Depositary.

                  "Business Day" means any calendar day that is not a Saturday, Sunday or legal holiday in New York, New York and a day on which commercial banks are open for business in New York, New York.

                  "Clearstream, Luxembourg" means Clearstream Banking S.A., or its successor.

                  "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act, or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                  "Common Stock" means, with respect to any Principal Subsidiary, stock of any class, however designated, except stock which is non-participating beyond fixed dividend and liquidation preferences and the holders of which have either no voting rights or limited voting rights entitling them, only in the case of certain contingencies, to elect less than a majority of the Board of Directors (or persons performing similar functions) of such Principal Subsidiary, and shall include securities of any class, however designated, which are convertible into such Common Stock.

                  "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

                  "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman or a Vice Chairman of the Board of Directors, its President, a Vice President, its Chief Financial Officer or its Chief Accounting Officer, and by its Treasurer, a Deputy Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

                  "Consolidated Assets" means the assets of the Company and its consolidated Subsidiaries.

                  "Corporate Trust Office" means the office of the Trustee in the City of New York, New York, which at the date hereof is located at Wall Street Plaza, 88 Pine Street, New York, New York 10005, c/o ComputerShare Trust Company of New York.

                  "Covenant Defeasance" has the meaning specified in
Section 4.3.

                  "Defaulted Interest" has the meaning specified in
Section 3.10.

                  "Defeasance" has the meaning specified in Section 4.2.

                  "Depositary" means, with respect to Securities of any series issuable in whole or in part in the form of one or more Global Securities, a clearing agency registered under the Exchange Act that is designated to act as Depositary for such Securities as contemplated by Section 3.15.

                  "Euroclear" means Morgan Guaranty Trust Company of New York, Brussels office, or its successor, as operator of the Euroclear system.

                  "Event of Default" has the meaning specified in Section 5.1.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor legislation.

                  "Exchange Securities" shall mean Securities issued in a transaction which has been registered under the Securities Act in exchange for Restricted Securities.

                  "Floating or Adjustable Rate Provision" means a formula or provision, specified in a Board Resolution or an indenture supplemental hereto, providing for the determination, whether pursuant to objective factors or pursuant to the sole discretion of any Person (including the Company), and periodic adjustment of the interest rate per annum borne by a Floating or Adjustable Rate Security.

                  "Floating or Adjustable Rate Security" means any Security which provides for interest to be payable thereon at a rate per annum that may vary from time to time over the term thereof in accordance with a Floating or Adjustable Rate Provision.

                  "Global Security" means a Security that evidences all or part of the Securities of any series and is authenticated and delivered to, and registered in the name of, the Depositary for such Securities or a nominee thereof.

                  "Holder" means a Person in whose name a Security is registered in the Security Register.

                  "Indebtedness" means the principal of and any premium and interest due on indebtedness of a Person, whether outstanding on the original date of issuance of the notes or thereafter created, incurred or assumed, which is (a) indebtedness for money borrowed and (b) any amendments, renewals, extensions, modifications and refundings of any such indebtedness. For the purposes of this definition, "indebtedness for money borrowed" means (1) any obligation of, or any obligation guaranteed by, such Person for the repayment of borrowed money, whether or not evidenced by bonds, debentures, notes or other written instruments, (2) any obligation of, or any such obligation guaranteed by, such Person evidenced by bonds, debentures, notes or similar written instruments, including obligations assumed or incurred in connection with the acquisition of property, assets or businesses (provided, however, that (x) the deferred purchase price of any business or property or assets shall not be considered Indebtedness if the purchase price thereof is payable in full within 90 days from the date on which such indebtedness was created and (y) trade accounts payable and accrued liabilities arising in the ordinary course of business shall not be considered Indebtedness) and (3) any obligations of such Person as lessee under leases required to be capitalized on the balance sheet of the lessee under generally accepted accounting principles and leases of property or assets made as part of any sale and lease-back transaction to which such Person is a party.

                  "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of particular series of Securities established as contemplated by Section 3.1.

                  "interest," when used with respect to series of Securities includes any additional interest payable on such series of Securities in accordance with the terms of any registration rights agreement entered into by the Company in connection with the issuance of such series of Securities.

                  "Interest Payment Date," when used with respect to any Security, means the Stated Maturity of an installment of interest on such Security.

                  "Interest Rate" has the meaning specified in Section 3.13.

                  "Maturity," when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

                  "Non-U.S. Person" means a Person other than a U.S. Person (as defined in Rule 901(k) of Regulation S).

                  "Officers' Certificate" means a certificate signed by the Chairman or Vice Chairman of the Board of Directors, the President, a Vice President, the Chief Financial Officer or the Chief Accounting Officer, and by the Treasurer, a Deputy Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee.

                  "Opinion of Counsel" means a written opinion of counsel, who may be in-house counsel for the Company, which, if required by the Trust Indenture Act, shall comply with the Trust Indenture Act.

                  "Outstanding," when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

                  (i) Securities theretofore cancelled by the Trustee or the Securities Registrar or delivered to the Trustee or the Securities Registrar for cancellation;

                  (ii) Securities for whose payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities; provided that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

                  (iii)    Securities which have been paid pursuant to Section
         3.9 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided that in determining whether the Holders of the requisite principal amount of the Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding; provided, however, that, in determining whether the Trustee shall be protected in relying, upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

                  "Paying Agent" means any Person authorized by the Company to pay the principal of (or premium, if any) or interest on any Securities on behalf of the Company.

                  "Person" means any individual, corporation, partnership, joint venture, association, joint stock company, trust, unincorporated organization or government or any agency or political subdivision thereof.

                  "Place of Payment," when used with respect to the Securities of any series, means the place or places where the principal of (and premium, if any) and interest on the Securities of that series are payable as specified as contemplated by Section 3.1.

                  "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 3.6 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

                  "Principal Corporate Trust Office" means the principal office of the Trustee, at which at any particular time its corporate trust business shall be principally administered and, which at the date hereof, is located at 25 Park Place N.E., 24th Floor, Atlanta, Georgia 30303, Attention: Corporate Trust Department.

                  "Principal Subsidiary" means a consolidated Subsidiary of the Company that, as of the time of the determination of whether such consolidated Subsidiary is a "Principal Subsidiary," accounted for 10% or more of the total Consolidated Assets, as set forth in the most recent balance sheet filed by the Company with the Commission.

                  "Private Placement Legend" has the meaning specified in
Section 2.2.

                  "QIB" means any "qualified institutional buyer" (as defined in Rule 144A under the Securities Act).

                  "Redemption Date," when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

                  "Redemption Option Date" means, with respect to a series of Securities, the date specified as contemplated by Section 3.1 on or after which, from time to time, the Company, at its option, may redeem such series of Securities in whole or in part.

                  "Redemption Price," when used with respect to any Security to be redeemed, means the price at which it is redeemable as specified pursuant to
Section 3.1 plus any accrued and unpaid interest thereon to, but excluding, the date of redemption.

                  "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified as such pursuant to Section 3.1.

                  "Regulation S" means Regulation S under the Securities Act.

                  "Regulation S Global Security" has the meaning specified in
Section 2.1.

                  "Regulation S Legend" has the meaning specified in
Section 2.2.

                  "Regulation S Restricted Period" means with respect to any series of Securities the 40 consecutive days beginning on and including the later of (A) the day on which any Regulation S Securities of such series are offered to persons other than distributors (as defined in Regulation S under the Securities Act) and (B) the date on which any such Securities are originally issued.

                  "Regulation S Security" has the meaning specified in Section 2.1.

                  "Resale Restriction Termination Date" shall have the meaning specified in Section 3.6.

                  "Responsible Officer" means, with respect to the Trustee, any officer within the Principal Corporate Trust Office of the Trustee, including any Vice President, any assistant Vice President, any assistant secretary, the treasurer, any assistant treasurer, any senior trust officer or other officer of the Principal Corporate Trust Office of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

                  "Restricted Securities" shall mean Securities of any series that are offered and sold in a transaction that was not registered under the Securities Act.

                  "Restricted Securities Legend" means the Private Placement Legend set forth in clause (b) of Section 2.2 or the Regulation S Legend set forth in clause (c) of Section 2.2, as applicable.

                  "Rule 144A" means Rule 144A under the Securities Act.

                  "Rule 144A Securities" has the meaning specified in Section
2.1.

                  "Rule 144A Global Security" has the meaning specified in
Section 2.1.

                  "Securities" has the meaning stated in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture, including any Exchange Securities.

                  "Securities Act" means the Securities Act of 1933, as amended from time to time and any successor legislation.

                  "Securities Custodian" means the custodian with respect to any Global Security (as appointed by the Depositary), or any successor Person thereto, and shall initially be the Trustee.

                  "Security Beneficial Owner" means, with respect to a Book Entry Interest, a person who is the beneficial owner of such Book Entry Interest, as reflected on the books of the Depositary, or on the books of a Person maintaining an account with such Depositary (directly as a Depositary participant or as an indirect participant, in each case in accordance with the rules of the Depositary).

                  "Security Register" and "Security Registrar" have the respective meanings specified in Section 3.5.

                  "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 3.10.

                  "Stated Maturity," when used with respect to any Security or any installment of interest thereon, means the date specified in such Security as the fixed date on which the principal (or any portion thereof) of such Security or premium, if any, on such Security or such installment of interest is due and payable.

                  "Subsidiary" means a corporation, company (including any limited liability company), association, partnership, joint venture, trust or other business entity in which the Company and/or one or more of the Company's other subsidiaries owns at least 50% of the outstanding voting stock.

                  "Trust Indenture Act" means the Trust Indenture Act of 1939, as in force at the date as of which this instrument was executed, except as provided in Section 9.5.

                  "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

                  "U.S. Government Obligations" has the meaning specified in
Section 4.4.

                  "Vice President," when used with respect to the Company or the Trustee, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

SECTION 1.2 Compliance Certificates and Opinions.

                  Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

                  Every Officers' Certificate or Opinion of Counsel with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                  (4) a statement as to whether, in the opinion of such person, such condition or covenant has been complied with.

SECTION 1.3 Form of Documents Delivered to Trustee.

                  In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                  Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

                  Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 1.4 Acts of Holders; Record Dates.

                  (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided or permitted by this Indenture to be given or taken by Holders shall be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 6.1) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

                  (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

                  (c) The ownership of Securities shall be proved by the Security Register.

                  (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security of the same series shall bind every future Holder of the same Security of such series and the Holder of every Security of the same series issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security of such series.

SECTION 1.5 Notices, Etc., to Trustee and Company.

                  Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with:

                  (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office,
         Attention: Corporate Trust Administration; provided, however, that such instrument will be considered properly given if submitted in an electronic format, i.e., by facsimile, E-Mail or otherwise, or

                  (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company addressed to it at the address of its principal office specified in the first paragraph of the Indenture or at any other address previously furnished in writing to the Trustee by the Company; provided, however, that such instrument will be considered properly given if submitted in an electronic format, e.g., by facsimile, E-Mail or otherwise.

SECTION 1.6 Notice to Holders; Waiver.

                  Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                  In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder. Any notice that is mailed in the manner herein provided shall be conclusively presumed to have been duly given or provided.

SECTION 1.7 Conflict with Trust Indenture Act.

                  If any provision hereof limits, qualifies or conflicts with the duties imposed by any of Sections 310 to 317, inclusive, of the Trust Indenture Act through operation of Section 318(c) thereof, such imposed duties shall control.

SECTION 1.8 Effect of Headings and Table of Contents.

                  The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 1.9 Successors and Assigns.

                  All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 1.10 Separability Clause.

                  In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 1.11 Benefits of Indenture.

                  Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

SECTION 1.12 Governing Law.

                  This Indenture and the Securities shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York, and all rights and remedies shall be governed by such laws.

SECTION 1.13 Legal Holidays.

                  In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment with the same force and effect as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, provided that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

SECTION 1.14 Language of Notices.

                  Any request, demand, authorization, direction, notice, consent, election or waiver required or permitted under this Indenture shall be in the English language, except that, if the Company so elects, any published notice may be in an official language of the country of publication.

SECTION 1.15 Limitation on Individual Liability.

                  No recourse shall be had for the payment of the principal of or any premium or the interest on any Security, or for any claim based thereon, or otherwise in respect thereof, or based on or in respect of this Indenture, against any incorporator, stockholder, officer or director, past, present or future, as such, of the Company or of any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

                                   ARTICLE II

                                 SECURITY FORMS

SECTION 2.1 Forms Generally.

                  The Securities of each series shall be in substantially the form set forth in this Article, or such other form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture (the provisions of which shall be appropriate to reflect the terms of each series of Securities), and may have imprinted or otherwise reproduced thereon such letters, numbers or other marks of identification and such legends or endorsements as may be required to comply with any law or with any rule or regulation made pursuant thereto or with the rules or regulations of any stock exchange on which the Securities may be listed or Depositary therefor or as may, consistently herewith, be determined by the officers of the Company executing such Securities, as evidenced by their execution of such Securities. If the form of Securities of any series is established by action taken pursuant to a Board Resolution, a copy of an appropriate record of such action shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section
3.3 for the authentication and delivery of such Securities.

                  Unless determined differently as contemplated by the preceding paragraph, Restricted Securities of a series offered and sold to QIBs in reliance on Rule 144A ("Rule 144A Securities") shall be issued in the form of one or more permanent Global Securities, without interest coupons, bearing appropriate legends as set forth in Section 2.2 (each, a "Rule 144A Global Security").

                  Unless determined differently as contemplated by the second preceding paragraph, Restricted Securities of a series offered and sold outside the United States of America in reliance on Regulation S (each, a "Regulation S Security") shall be issued in the form of one or more permanent Global Securities, without interest coupons, bearing appropriate legends as set forth in Section 2.2 (each, a "Regulation S Global Security").

                  The Trustee's certificates of authentication shall be in substantially the form set forth in this Article.

                  The definitive Securities may be produced in any manner as determined by the officers executing such Securities, as evidenced by their execution of such Securities.

SECTION 2.2 Form of Face of Security.

                  (a) each Global Security shall bear the following legend on the face thereof:

         "THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE, AND NO TRANSFER OF THIS SECURITY (OTHER THAN A TRANSFER OF THIS SECURITY AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY) MAY BE REGISTERED EXCEPT IN LIMITED CIRCUMSTANCES.

         UNLESS THIS SECURITY IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (55 WATER STREET, NEW YORK, NEW YORK) TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY SECURITY ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY AND ANY PAYMENT HEREON IS MADE TO CEDE & CO., ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY A PERSON IS WRONGFUL SINCE THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN."

                  (b) each Rule 144A Global Security (and each definitive Security issued upon the transfer of all or a portion of the beneficial interest in such Global Security) shall bear the following legend (the "Private Placement Legend") on the face thereof:

         "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT, WITHIN THE TIME PERIOD REFERRED TO IN RULE 144(k) UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF THE TRANSFER OF THIS SECURITY, RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE ISSUER THEREOF OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY WITHIN THE TIME PERIOD REFERRED TO IN RULE 144(k) UNDER THE SECURITIES ACT AFTER THE ORIGINAL ISSUANCE OF THE SECURITIES, THE HOLDER MUST TRANSFER AND SUBMIT THIS SECURITY TO THE TRUSTEE. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT. THE INDENTURE CONTAINS PROVISIONS REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS SECURITY IN VIOLATION OF THE FOREGOING RESTRICTIONS."; and

                  (c) each Regulation S Global Security (and each definitive Security issued upon the transfer of all or a portion of the beneficial interest in such Global Security) shall bear the following legend (the "Regulation S Legend") on the face thereof:

         "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE

         UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS NOT A U.S. PERSON AND IS ACQUIRING THIS SECURITY IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (2) AGREES THAT IT WILL NOT, WITHIN THE TIME PERIOD REFERRED TO IN RULE 144(k) UNDER THE SECURITIES ACT AS IN EFFECT ON THE DATE OF THE TRANSFER OF THIS SECURITY, RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE ISSUER THEREOF OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THIS SECURITY WITHIN THE TIME PERIOD REFERRED TO IN RULE 144(k) UNDER THE SECURITIES ACT AFTER THE ORIGINAL ISSUANCE OF THE SECURITIES, THE HOLDER MUST TRANSFER AND SUBMIT THIS SECURITY TO THE TRUSTEE. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATIONS UNDER THE SECURITIES ACT. THE INDENTURE
         CONTAINS PROVISIONS REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS SECURITY IN VIOLATION OF THE FOREGOING RESTRICTIONS."; and

                  (d) Each Security evidencing a Global Security offered and sold to QIBs pursuant to Rule 144A shall bear a legend in substantially the following form:

         "EACH PURCHASER OF THIS SECURITY IS HEREBY NOTIFIED THAT THE SELLER OF THIS SECURITY MAY BE RELYING ON THE EXEMPTION FROM THE PROVISIONS OF
         SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A THEREUNDER."; and

                  (e) Each definitive Security shall bear the following additional legend:

         "IN CONNECTION WITH ANY TRANSFER, THE HOLDER WILL DELIVER TO THE REGISTRAR AND TRANSFER AGENT SUCH

         CERTIFICATES AND OTHER INFORMATION AS SUCH TRANSFER AGENT MAY REASONABLY REQUIRE TO CONFIRM THAT THE TRANSFER COMPLIES WITH THE FOREGOING RESTRICTIONS."

                  (f) In addition to any legends required by this Section 2.2, subject to Section 2.1, the face of each Security shall be substantially in the following form:

No.___________________________

                                              CUSIP No._________________________

                                 ASSURANT, INC.

                      [INSERT TITLE OF SERIES OF SECURITY]

                  ASSURANT, INC., a Delaware corporation (the "Company," which term includes any successor corporation under the Indenture hereinafter referred
to), for value received, hereby promises to pay to________________________or registered assigns, the principal sum of__________________________Dollars ($_______________) on__________________,______, and to pay interest on said principal sum from______________________,_________, or from the most recent interest payment date (each such date, an "Interest Payment Date") to which interest has been paid or duly provided for, [semi-annually] in arrears on [_______________________________and ___________________________] of each year commencing_________________________,__________, at [If the Security is to bear interest at a fixed rate, insert -a rate of_______% per annum,] [If the Security is a Floating or Adjustable Rate Security, insert -a rate per annum [computed-determined] in accordance with the [insert defined name of Floating or Adjustable Rate Provision] set forth below] until the principal hereof shall have become due and payable, and on any overdue principal and premium, if any, and (without duplication and to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the same rate per annum compounded [semi-annually]. The amount of interest payable on any Interest Payment Date shall be computed on the basis of a 360-day year of twelve 30-day months. In the event that any date on which interest is payable on this Security is not a Business Day, then payment of interest payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), except that, if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date. The interest installment so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities, as defined in said Indenture) is registered at the close of business on the regular record date for such interest installment, which shall be the close of business on [_____________,_________________] or [_____________,_______] immediately preceding such Interest Payment Date. Any such interest installment not punctually paid or duly provided for shall forthwith cease to be payable to the registered Holders on such regular record date and may be paid to the

Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a special record date to be fixed by the Trustee for the payment of such defaulted interest, notice thereof shall be given to the registered Holders of this series of Securities not less than 10 days prior to such special record date, or may be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. [IN THE CASE OF GLOBAL SECURITY -- Payments on this Global Security will be made in immediately available funds.] [IF PURSUANT TO THE PROVISIONS OF THE INDENTURE THE SECURITIES ARE NO LONGER REPRESENTED BY A GLOBAL SECURITY --The principal of (and premium, if any) and the interest on this Security shall be payable at the office or agency of the Trustee maintained for that purpose in any coin or currency of the United States of America that at the time of payment is legal tender for payment of public and private debts; provided, however, that payment of interest may be made at the option of the Company by check mailed to the registered Holder at such address as shall appear in the Security Register or by wire transfer in immediately available funds if appropriate wire transfer instructions have been received in writing by the Trustee not less than 15 days prior to the applicable Interest Payment Date. Such wire instructions, upon receipt by the Trustee, shall remain in effect until revoked by such Holder.]

                  [At this point in the Security Form of any series of Floating or Adjustable Rate Securities, the text of the Floating or Adjustable Rate Provision relating thereto should be inserted.]

                  This Security shall not be entitled to any benefit under the Indenture hereinafter referred to, be valid or become obligatory for any purpose until the Certificate of Authentication hereon shall have been signed by or on behalf of the Trustee.

                  The provisions of this Security are continued on the reverse side hereof and such continued provisions shall for all purposes have the same effect as though fully set forth at this place.

                  IN WITNESS WHEREOF, the Company has caused this instrument to be executed.

Dated:____________________

                                                ASSURANT, INC.
                                                By: ____________________________
                                                    Name:
                                                    Title

SECTION 2.3 Form of Reverse of Security.

                  This Security is one of a duly authorized series of securities of the Company (herein sometimes referred to as the "Securities"), specified in the Indenture, all issued or to be issued in one or more series under and pursuant to an Indenture dated as of______________, 2004 (the "Indenture"), duly executed and delivered between the Company and SunTrust Bank, as Trustee (the "Trustee"), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the respective rights, limitations of rights, obligations, duties and immunities thereunder of the Trustee, the Company and the Holders of the Securities. By the terms of the Indenture, the Securities are issuable in series that may vary as to amount, date of maturity, rate of interest and in other respects as provided in the Indenture. This series of Securities is not limited in aggregate principal amount. The terms of this Security include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended. The Indenture provides that Securities of a single series may be issued at various times [,with different maturity dates and may bear interest at different rates]. [Holders of the Securities are entitled to the benefits of the Registration Rights Agreement, dated as of__________________, 200_ (the "Registration Rights Agreement"), between the Company and the initial purchasers named therein. The Securities and any related Exchange Securities shall vote and consent together on all matters as one class, and no such securities shall have the right to vote or consent as a separate class.]

                  [The Securities may be redeemed in whole at any time or in part from time to time, at the Company's option, at a redemption price (the "Redemption Price") equal to the greater of (1) 100% of the principal amount of the Securities to be redeemed and (2) the sum of the present values of the remaining scheduled payments of principal and interest on the Securities discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at a rate equal to the applicable Treasury Rate plus_________basis points for the Securities, plus, accrued and unpaid interest on the principal amount being redeemed to the Redemption Date.

                  Any redemption pursuant to this paragraph will be made upon not less than 30 days' nor more than 60 days' notice of the Redemption Date at the Redemption Price. If the Securities are only partially redeemed by the Company pursuant to a redemption, the Securities will be redeemed pro rata or by lot or by any other method utilized by the Trustee, provided that if, at the time of redemption, the Securities are registered as a Global Security, the Depositary shall determine the principal amount of such Securities held by each Security Beneficial Owner to be redeemed in accordance with its procedures.

                  "Treasury Rate" means, with respect to any Redemption Date,
(1) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15(519)" or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the Remaining Life, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Rate will be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month) or (2) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semi-annual equivalent yield-to-maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The Treasury Rate will be calculated on the third Business Day preceding the Redemption Date.

                  "Business Day" means any calendar day that is not a Saturday, Sunday or legal holiday in New York, New York and on which commercial banks are open for business in New York, New York.

                  "Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term ("Remaining Life") of the Securities to be redeemed that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the applicable series of Securities.

                  "Comparable Treasury Price" means (1) the average of five Reference Treasury Dealer Quotations for such Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations, or (2) if the Independent Investment Banker obtains fewer than five such Reference Treasury Dealer Quotations, the average of all such quotations.

                  "Independent Investment Banker" means Citigroup Global Markets Inc., Morgan Stanley & Co. Incorporated or Banc One Capital Markets, Inc., and their respective successors, or, if both firms are unwilling or unable to select the Comparable Treasury issue, an independent investment banking institution of national standing appointed by the trustee after consultation with the Company.

                  "Reference Treasury Dealer means (1) Citigroup Global Markets Inc., Morgan Stanley & Co. Incorporated or Banc One Capital Markets, Inc., and their respective successors; provided, however, that if any of the foregoing shall cease to be a primary U.S. Government securities dealer in New York City (a "Primary Treasury Dealer"), the Company will substitute for such initial purchasers another Primary Treasury Dealer and (2) any other Primary Treasury Dealer selected by the Independent Investment Banker after consultation with the Company.

                  "Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker at 5:00 p.m., New York City time, on the third Business Day preceding such Redemption Date.]

                  [The Securities of this series are subject to redemption upon not less than 30 days' nor more than 60 days' notice by mail, (1) on_____________in any year commencing with the year___________and ending with the year___________through operation of the sinking fund for this series at a Redemption Price of_____________, (2) at any time [on or after_______________, 200_, as a whole or in part, at the election of the Company, at the following Redemption Prices (expressed as percentages of the principal amount): If redeemed [on or before_____________,_____%, and if redeemed during the 12-month period beginning______________of the years indicated, and thereafter at a Redemption Price equal to________% of the principal amount, together in the case of any such redemption (whether through operation of the sinking fund or otherwise) with accrued interest to the Redemption Date, but interest installments whose Stated Maturity is on or prior to such Redemption Date will be payable to the Holders of such Securities, or one or more Predecessor Securities, of record at the close of business on the relevant Record Dates referred to on the face hereof, all as provided in the Indenture.]

                  [Notwithstanding the foregoing, the Company may not, prior to________, redeem any Securities of this series as contemplated by Clause (2) of the preceding paragraph as a part of, or in anticipation of, any refunding operation by the application, directly or indirectly, of monies borrowed having an interest cost to the Company (calculated in accordance with generally accepted financial practice) of less than____________________% per annum.]

                  [The sinking fund for this series provides for redemption on_______________ in each year beginning in the year_____________and ending with the year_____________of [not less than] $________________("mandatory sinking fund") and not more than $__________________ aggregate principal amount of Securities of this series. Securities of this series acquired or redeemed by the Company otherwise than through [mandatory] sinking fund payments may be credited against subsequent [mandatory] sinking fund payments otherwise required to be made in the [inverse] order in which they become due.]

                  Unless the Company defaults in the payment of the Redemption Price, on and after the Redemption Date, interest shall cease to accrue on the Securities, or portions thereof called for redemption.

                  In the event of redemption of this Security in part only, a new Security or Securities of this series for the unredeemed portion hereof will be issued in the name of the Holder hereof upon the cancellation hereof.

                  In case an Event of Default, as defined in the Indenture, shall have occurred and be continuing, the principal of all of the Securities may be declared, and upon such declaration shall become, due and payable, in the manner, with the effect and subject to the conditions provided in the Indenture.

                  The Indenture contains provisions permitting the Company and the Trustee, with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of each series affected at the time outstanding, as defined in the Indenture, to execute supplemental indentures for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of any supplemental indenture or of modifying in any manner the rights of the Holders of the Securities; provided, however, that no such supplemental indenture shall, without the consent of Holders of each Security then outstanding and affected thereby: change the fixed maturity of any Securities of any series, or reduce the principal amount thereof, reduce the rate or change the time or place of payment of interest thereon; reduce any premium payable upon the redemption thereof or change the time at which such Security may or must be redeemed or purchased; change the money in which such Security is payable; waive a default or Event of Default in the payment of principal of or premium, if any, or interest on the Securities (except a rescission of acceleration of the Securities by the holders of at least a majority in aggregate principal amount of the Securities and a waiver of the payment default that resulted from such acceleration); make any change in the provisions of the Indenture relating to waivers of past defaults or the rights of Holders to receive payments of principal of, premium, if any, or interest on any of the Securities; make any change in the ability of the Holders to enforce their rights under the Indenture; reduce the aforesaid percentage of Securities, the Holders of which are required to consent to any such supplemental indenture; [or, except as permitted by the Indenture, increase any conversion price or modify the provisions of the indenture relating to the conversion of any Securities in a manner adverse to Holders].

                  The Indenture also contains provisions permitting the Holders of a majority in aggregate principal amount of the Securities of any series at the time outstanding affected thereby, on behalf of all of the Holders of the Securities of such series, to waive any past default in the performance of any of the covenants contained in the Indenture, or established pursuant to the Indenture with respect to such series, and its consequences, except a default in the payment of the principal of or premium, if any, or interest on any of the Securities of such series. Any such consent or waiver by the registered Holder of this Security (unless revoked as provided in the Indenture) shall be conclusive and binding upon such Holder and upon all future Holders and owners of this Security and of any Security issued in exchange herefor or in place hereof (whether by registration of transfer or otherwise), irrespective of whether or not any notation of such consent or waiver is made upon this Security.

                  No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest on this Security at the time and place and at the rate and in the money herein prescribed.

                  As provided in the Indenture and subject to certain limitations therein set forth, this Security is transferable or exchangeable by the registered Holder hereof on the Security Register of the Company, upon surrender of this Security for registration of transfer or exchange at the office or agency of the Trustee in the City and State of New York accompanied by a written instrument or instruments of transfer in form satisfactory to the Company or the Trustee duly executed by the registered Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of authorized denominations and for the same aggregate principal amount and series will be issued to the designated transferee or transferees. No service charge will be made for any such transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in relation thereto.

                  Prior to due presentment for registration of transfer or exchange of this Security, the Company, the Trustee, any paying agent and the Security Registrar may deem and treat the registered Holder hereof as the absolute owner hereof (whether or not this Security shall be overdue and notwithstanding any notice of ownership or writing hereon made by anyone other than the Security Registrar) for the purpose of receiving payment of or on account of the principal hereof and premium, if any, and interest due hereon and for all other purposes, and neither the Company nor the Trustee nor any paying agent nor any Security Registrar shall be affected by any notice to the contrary.

                  No recourse shall be had for the payment of the principal of or any premium or interest on this Security, or for any claim based hereon, or otherwise in respect hereof, or based on or in respect of the Indenture, against any incorporator, stockholder, officer or director, past, present or future, as such, of the Company or of any predecessor or successor corporation, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance hereof and as part of the consideration for the issuance hereof, expressly waived and released.

                  [This Global Security is exchangeable for Securities in definitive form only under certain limited circumstances set forth in the Indenture.] Securities of this series so issued are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations [herein and] therein set forth, Securities of this series [so issued] are exchangeable for a like aggregate principal amount of Securities of this series of a different authorized denomination, as requested by the Holder surrendering the same.

                  Certain of the Company's obligations under the Indenture with respect to Securities may be terminated if the Company irrevocably deposits with the Trustee money sufficient to pay and discharge the entire indebtedness on all Securities, as provided in the Indenture.

                  The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.

                  All terms used in this Security that are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                 ASSIGNMENT FORM

         To assign this Security, fill in the form below:

                  I or we assign and transfer this Security to

                  _________________________________________________________
                   (Print or type assignee's name, address and zip code)

                  _________________________________________________________
                      (Insert assignee's soc. sec. or tax I.D. No.)

         and irrevocably appoint______________________agent to transfer this Security on the books of the Company. The agent may substitute another to act for him.

Date:______________________              Your Signature:________________________
Signature Guarantee:____________________________________________________________
                         (Signature must be guaranteed)

________________________________________________________________________________
Sign exactly as your name appears on the other side of this Security.

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.

[INCLUDE IF THE SECURITIES ARE REQUIRED TO BEAR A RESTRICTED SECURITIES LEGEND:
In connection with any transfer or exchange of any of the Securities evidenced by this certificate occurring prior to the date that is two years after the later of the date of original issuance of such Securities and the last date, if any, on which such Securities were owned by the Company or any Affiliate of the Company, the undersigned confirms that such Securities are being:

CHECK ONE BOX BELOW:

1.       [ ]      acquired for the undersigned's own account, without transfer;
                  or

2.       [ ]      transferred to the Company; or

3.       [ ]      transferred pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended (the "Securities Act");
                  or

4.       [ ]      transferred pursuant to an effective registration statement under the Securities Act; or

5.       [ ]      transferred pursuant to and in compliance with Regulation S under the Securities Act; or

6.       [ ]      transferred to an institutional "accredited investor" (as
                  defined in Rule 501(a)(l), (2), (3) or (7) under the Securities Act), that has furnished to the Trustee a signed certificate containing certain representations and agreements
                  (the form of which letter appears as Section 3.7 of the Indenture); or

7.       [ ]      transferred pursuant to another available exemption from the registration requirements of the Securities Act of 1933

Unless one of the boxes is checked, the Trustee will refuse to register any of the Securities evidenced by this certificate in the name of any person other than the registered Holder thereof; provided, however, that if box (5), (6) or
(7) is checked, the Trustee or the Company may require, prior to registering any such transfer of the Securities, in their sole discretion, such legal opinions, certifications and other information as the Trustee or the Company may reasonably request to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, such as the exemption provided by Rule 144 under such Act.

                                            ____________________________________
                                            Signature

Signature Guarantee:

______________________________              ____________________________________
(Signature must be guaranteed)              Signature

The signature(s) should be guaranteed by an eligible guarantor institution (banks, stockbrokers, savings and loan associations and credit unions with membership in an approved signature guarantee medallion program), pursuant to S.E.C. Rule 17Ad-15.

TO BE COMPLETED BY PURCHASER IF (1) OR (3) ABOVE IS CHECKED.

                  The undersigned represents and warrants that it is purchasing or exchanging this Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act of 1933, as amended, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

_________________________
Dated:                   ]

              SCHEDULE OF INCREASES OR DECREASES IN GLOBAL SECURITY

                  The initial principal amount of this Global Security is $____. The following increases or decreases in this Global Security have been made:

                                                                    Principal
                        Amount of             Amount of           Amount of this        Signature of
                       decrease in           increases in        Global Security         authorized
                        Principal             Principal           following such         officer of
 Date of             Amount of This         Amount of this         decrease (or          Trustee or
Exchange             Global Security       Global Security          increase)            Depositary
--------             ---------------       ---------------          ---------            ----------

SECTION 2.4 Form of Trustee's Certificate of Authentication.

                  The Trustee's certificate of authentication on all Securities shall be substantially in the following form:

                          CERTIFICATE OF AUTHENTICATION

                  This is one of the Securities of the series of Securities described in the within-mentioned Indenture.

SunTrust Bank,
as Trustee

By:   _________________________
      Authorized Signatory

Dated:_________________________

                                   ARTICLE III

                                 THE SECURITIES

SECTION 3.1 Amount Unlimited; Issuable in Series.

                  The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited.

                  The Securities may be issued in one or more series. There shall be established by or pursuant to a Board Resolution, and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series:

                  (1) the title of the Securities of the series (which shall distinguish the Securities of the series from all Securities of any other series, except to the extent that additional Securities of an existing series are being issued) and, if other than as substantially contemplated by Section 2.1, the form of the Securities of the series;

                  (2) the date or dates (or manner of determining the same) on which the principal of the Securities of the series is payable, and, if applicable to the series, the terms of any sinking fund obligations with respect to such series;

                  (3) the rate or rates at which the Securities of the series shall bear interest, if any, or the Floating or Adjustable Rate Provision pursuant to which such rate or rates shall be determined, the date or dates from which any such interest shall accrue, or the method by which such date or dates shall be determined, the Interest Payment Dates on which any such interest shall be payable, the Regular Record Dates for the determination of Holders to whom interest is payable on any Interest Payment Date, and provisions with respect to the payment of interest to each of Euroclear and Clearstream, Luxembourg with respect to a permanent Global Security if other than as provided in
         Section 3.10;

                  (4) if other than as provided in Section 3.14, the place or places where the principal of (and any premium, if any) and interest on Securities of the series shall be payable;

                  (5) the period or periods within which (including the Redemption Option Date for the series) and the price or prices at which and the terms and conditions upon which any Securities of the series may be redeemed, in whole or in part, at the option of the Company if the Company is to have that option;

                  (6) if other than denominations of $1,000 and any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

                  (7) any other event or events of default applicable with respect to the Securities of the series in addition to those provided in Section 5.1(1) through (7);

                  (8) any other covenant or warranty included for the benefit of Securities of the series in addition to (and not inconsistent with) those included in this Indenture for the benefit of Securities of all series, or any other covenant or warranty included for the benefit of Securities of the series in lieu of any covenant or warranty included in this Indenture for the benefit of Securities of all series, or any provision that any covenant or warranty included in this Indenture for the benefit of Securities of all series shall not be for the benefit of Securities of the series, or any combination of such covenants, warranties or provisions;

                  (9) the provisions of this Indenture, if any, that shall not apply to the series;

                  (10) the obligation, if any, of the Company to redeem, purchase or repay Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a Holder thereof and the price or prices at which, the period or periods within which and the terms and conditions upon which Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

                  (11) if other than the principal amount thereof, the portion of the principal amount of the Securities which shall be payable upon declaration of acceleration of the maturity thereof pursuant to Section 5.2;

                  (12) the right, if any, to defer payment of interest on the debt securities and the maximum length of any deferral period;

                  (13) whether the Securities of the series will be convertible into shares of voting stock or other securities of the Company and, if so, the terms and conditions upon which such Securities will be so convertible, including whether conversion is mandatory, at the option of the holder, or at the option of the Company, the conversion price, the conversion period and any provisions pursuant to which the number of shares of voting stock or other securities of the Company to be received by the holders of such series of Securities would be subject to adjustment;

                  (14) if other than U.S. dollars, the currency or currency units in which payment of the principal of and any premium and interest on the Securities of the series shall be payable;

                  (15) the terms and conditions, if any, pursuant to which the Securities of the series are secured;

                  (16) the terms pursuant to which the Securities of any series are subject to defeasance and satisfaction and discharge, if different than those provided herein;

                  (17) the date as of which any definitive Security or any Global Security representing Outstanding Securities of that series shall be dated if other than the date of its authentication;

                  (18)     if other than as provided in Article II and this
         Article III, whether the Securities of the series shall be issued in whole or in part in the form of a Global Security or Securities and, in such case, the Depositary, if any, for such Global Security or Securities;

                  (19) whether the Company shall enter into an exchange and registration rights agreement with respect to the Securities of the series; and

                  (20) any other terms of the series (which additional terms shall not be inconsistent with the provisions of this Indenture).

                  Except as contemplated by Section 2.2, all Securities of any one series shall be substantially identical except as to denomination, rate of interest, Stated Maturity and the date from which interest, if any, shall accrue, and except as may otherwise be provided by or pursuant to such Board Resolution and set forth, or determined in the manner provided, in such Officers' Certificate referred to above or in any such indenture supplemental hereto. The terms of such Securities, as set forth above, may be determined by the Company from time to time if so provided in or established pursuant to the authority granted in Board Resolutions. All Securities of any one series need not be issued at the same time, and unless otherwise provided, a series may be reopened for issuance of additional Securities of such series.

                  If any of the terms of the Securities of a series are established by action taken pursuant to a Board Resolution, a copy of such Board Resolution shall be certified by the Secretary or an Assistant Secretary of the Company and delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of the Securities of such series.

SECTION 3.2 Denominations.

                  The Securities of each series shall be issuable in registered form without coupons and in such denominations as shall be specified as contemplated by Section 3.1. In the absence of any such provisions with respect to the Securities of any series, the Securities of such series shall be issuable in denominations of $1,000 and any integral multiple thereof.

SECTION 3.3 Execution, Authentication, Delivery and Dating.

                  The Securities shall be executed in the name and on behalf of the Company by its Chairman or a Vice Chairman of the Board of Directors, its President, a Vice President, the Chief Financial Officer or the Chief Accounting Officer. The signature of any of these officers on the Securities may be manual or facsimile.

                  Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

                  At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with the Company Order shall authenticate and deliver such Securities. If the form or terms of the Securities of the series have been established in or pursuant to one or more Board Resolutions as permitted by Sections 2.1 and 3.1, in authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive at the time of the initial delivery by the Company of Securities of such series to the Trustee for authentication, and (subject to Section 6.1) shall be fully protected in relying upon, an Opinion of Counsel stating:

                  (a) if the form of such Securities has been established by or pursuant to Board Resolution as permitted by Section 2.1, that such form has been established in conformity with the provisions of this Indenture;

                  (b) if the terms of such Securities have been established by or pursuant to Board Resolution as permitted by Section 3.1, that such terms have been established in conformity with the provisions of this Indenture; and

                  (c) that such Securities, when authenticated and delivered by the Trustee and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject to bankruptcy, insolvency, reorganization, moratorium, arrangement, fraudulent conveyance, fraudulent transfer and other laws of general applicability relating to or affecting creditors' rights and to general equity principles, and will be entitled to the benefits of this Indenture.

                  The Trustee shall not be required to authenticate and deliver such Securities if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

                  Subject to Section 3.1(17), each Security shall be dated the date of its authentication.

                  No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder and is entitled to the benefits of this Indenture.

                  Each Depositary designated pursuant to Section 3.1 for a Global Security in registered form must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Exchange Act and any other applicable statute or regulation.

SECTION 3.4 Temporary Securities.

                  Pending the preparation of definitive Securities of any series, the Company may execute, and upon receipt of a Company Order, the Trustee shall authenticate and deliver temporary Securities of such series which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially in the form of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the Company may determine, as evidenced by the execution of such Securities.

                  If temporary Securities of any series are issued, the Company will cause definitive Securities of that series to be prepared without unreasonable delay. After the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable for definitive Securities of such series upon surrender of the temporary Securities of such series at the office or agency of the Company in a Place of Payment for Securities of that series, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a like aggregate principal amount of definitive Securities of the same series and of like tenor of authorized denominations. Until so exchanged, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of such series authenticated and delivered hereunder.

SECTION 3.5 Registration, Registration of Transfer and Exchange.

                  The Company shall cause to be kept at the Principal Corporate Trust Office of the Trustee a register (the register maintained in such office and in any other office or agency of the Company in a Place of Payment being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities, or of Securities of a particular series, and of transfers of Securities or of Securities of such series. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

                  Subject to Section 3.14, upon surrender for registration of transfer of any Security of any series at the office or agency of the Company in a Place of Payment for Securities of that series, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of like tenor of the same series, of any authorized denominations and of a like aggregate principal amount.

                  Subject to Section 3.14, at the option of the Holder, Securities of any series maybe exchanged for other Securities of like tenor of the same series, of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

                  Notwithstanding anything to the contrary, Restricted Securities and beneficial interests therein shall only be transferred in a transaction registered under the Securities Act or pursuant to an applicable exemption therefrom and only in accordance with Section 3.6.

                  Upon the transfer, exchange or replacement of Securities not bearing a Restricted Securities Legend, the Securities Registrar shall deliver Securities that do not bear a Restricted Securities Legend. Upon the transfer, exchange or replacement of Securities bearing a Restricted Securities Legend, the Securities Registrar shall deliver only Securities that bear a Restricted Securities Legend unless (i) such Securities are exchanged for Exchange Securities (ii) such Securities are sold under an effective registration statement or (iii) there is delivered to the Securities Registrar an Opinion of Counsel to the effect that neither such legend nor the related restrictions on transfer are required in order to maintain compliance with the provisions of the Securities Act.

                  The transfer and exchange of Global Securities or beneficial interests therein shall be effected through the Depositary, in accordance with this Indenture (including applicable restrictions or transfer set forth herein, if any) and the procedures of the Depositary therefore. A transferor of a beneficial interest in a Global Security shall deliver a written order given in accordance with the Depositary's procedures containing information regarding the participant account of the Depositary to be credited with a beneficial interest in such Global Security or another Global Security and such account shall be credited in accordance with such order with a beneficial interest in the applicable Global Security and the account of the Person making the transfer shall be debited by an amount equal to the beneficial interest in the Global Security being transferred.

                  If the proposed transfer is a transfer of a beneficial interest in one Global Security which is a Restricted Security to a beneficial interest in another Global Security which is a Restricted Security, the Registrar shall reflect on its books and records the date and an increase in the principal amount of the Global Security to which such interest is being transferred in an amount of the Global Security to which such interest is being transferred in an amount equal to the principal amount of the interest to be so transferred, and the Registrar shall reflect on its books and records the date and a corresponding decrease in the principal amount of Global Security from which such interest is being transferred.

                  Subject to the restrictions on transfer contained herein, if the proposed transfer is a transfer of a beneficial interest in one Global Security which is a Restricted Security to a beneficial interest in another Global Security which is not a Restricted Security, the Registrar shall reflect on its books and records the date and an increase in the principal amount of the Global Security to which such interest is being transferred in an amount of the Global Security to which such interest is being transferred in an amount equal to the principal amount of the interest to be so transferred, and the Registrar shall reflect on its books and records the date and a corresponding decrease in the principal amount of Global Security from which such interest is being transferred. If no Global Securities are then outstanding, the Company shall issue and the Trustee shall authenticate, upon written order of the Company in the form of an Officers' Certificate, a new Global Security in the appropriate principal amount.

                  If specified by the Company pursuant to Section 3.15 with respect to a series of Securities in registered form, the Depositary for such series of Securities may surrender a Global Security for such series of Securities in exchange in whole or in part for Securities of such series of like tenor and terms and in definitive form on such terms as are acceptable to the Company and such Depositary. Thereupon the Company shall execute, and the Trustee shall authenticate and deliver, without service charge, but at the Company's expense, (i) to each Person specified by such Depositary a new Security or Securities of the same series, of like tenor and terms and of any authorized denomination as requested by such Person in aggregate principal amount equal to and in exchange for such Person's beneficial interest in the Global Security; and (ii) to such Depositary a new Global Security of like tenor and terms and in a denomination equal to the difference, if any, between the principal amount of the surrendered Global Security and the aggregate principal amount of Securities delivered to Holders thereof.

                  All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

                  Every Security presented or surrendered for registration of transfer, exchange or payment shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing, and all such registrations of transfer and exchange shall be solely at the Company's expense.

                  No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any applicable tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 3.4, 9.6 or 11.7 not involving any transfer.

                  The Company shall not be required (i) to issue, register the transfer of or exchange any Security of any series during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities of such series selected for redemption under Section
11.3 and ending at the close of business on the day of such mailing or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

                  The Trustee shall have no responsibility or obligation to any beneficial owner of a Global Security, a member of, or a participant in, any Depositary or other Person with respect to the accuracy of the records of any Depositary or their nominees or of any participant or member thereof, with respect to any ownership interest in the Securities or with respect to the delivery to any participant, member, beneficial owner or other Person (other than the Depositary) or any notice (including any notice of redemption) or the payment of any amount or delivery of any Securities (or other security or property) under or with respect to such Securities. All notices and communications to be given to the Holders and all payments to be made to Holders in respect of the Securities shall be given or made only to or upon the order of the registered Holders

(which shall be the Depositary or its nominees in the case of Global Securities). The rights of beneficial owners in any Global Security shall be exercised only through the Depositary subject to the Applicable Procedures. The Trustee may conclusively rely and shall be fully protected in relying upon information furnished by the Depositary with respect to its members, participants and any beneficial owners.

                  The Trustee shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Indenture or under applicable law with respect to any transfer of any interest in any Security (including any transfers between or among, participants, members or beneficial owners of the Depositary in any Global Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Indenture, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

SECTION 3.6 Additional Provisions Applicable to Transfer and Exchange of Restricted Securities.

                  (a) Notwithstanding any other provision of this Indenture, the following provisions shall apply with respect to any proposed transfer of Rule 144A Securities or Institutional Accredited Investor Securities prior to the date which is two years after the later of the date of its original issue and the last date on which the Company or any Affiliate of the Company was the owner of such Securities (or any predecessor thereto) (the "Resale Restriction Termination Date"):

                  (i) a transfer of a Rule 144A Security or a beneficial interest therein to a QIB shall be made upon the representation of the transferee, in the form of an assignment on the reverse of the certificate, that it is purchasing the Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as such transferee has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A;

                  (ii) a transfer of a Rule 144A Security or a beneficial interest therein to a Non-U.S. Person shall be made upon receipt by the Trustee or its agent of a certificate substantially in the form set forth in Section 3.8 from the proposed transferor and, if requested by the Company or the Trustee, the delivery of an opinion of counsel, certification and/or other information satisfactory to each of them.

                  (b) Notwithstanding any other provision of this Indenture, the following provisions shall apply with respect to any proposed transfer of a Regulation S Security prior to the expiration of the Regulation S Restricted Period:

                  (i) a transfer of a Regulation S Security or a beneficial interest therein to a QIB shall be made upon the representation of the transferee, in the form of assignment on the reverse of the certificate, that it is purchasing the Security for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB within the meaning of Rule 144A, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as such transferee has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A; and

                  (ii)     [Reserved]

                  (iii) a transfer of a Regulation S Security or a beneficial interest therein to a Non-U.S. Person shall be made upon receipt by the Trustee or its agent of a certificate substantially in the form set forth in Section 3.8 hereof from the proposed transferor and, if requested by the Company or the Trustee, receipt by the Trustee or its agent of an opinion of counsel, certification and/or other information satisfactory to each of them.

                  After the expiration of the Regulation S Restricted Period, interests in a Regulation S Security may be transferred without requiring the certification set forth in Section 3.8 or any additional certification.

                  (c) The Company shall deliver to the Trustee an Officer's Certificate setting forth the Resale Restriction Termination Date and the Regulation S Restricted Period.

                  The Securities Registrar shall retain copies of all letters, notices and other written communications received pursuant to Section 2.2 or this Section 3.6. The Company shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Securities Registrar.

SECTION 3.7 [Reserved]

SECTION 3.8 Form of Certificate to be Delivered in Connection with Transfers Pursuant to Regulation S.

[Date]

SunTrust Bank

Attention: Corporate Trust Services Division

                  Re:      Assurant, Inc.
                           Notes due 20 (the "Securities")

Ladies and Gentlemen:

                  In connection with our proposed sale of $_________ aggregate principal amount of the Securities, we confirm that such sale has been effected pursuant to and in accordance with Regulation S under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, we represent that:

                  (1) the offer of the Securities was not made to a person in the United States;

                  (2) either (i) at the time the buy order was originated, the transferee was outside the United States or we and any person acting on our behalf reasonably believed that the transferee was outside the United States or (ii) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither we nor any person acting on our behalf knows that the transaction has been pre-arranged with a buyer in the United States;

                  (3) no directed selling efforts have been made in the United States in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S, as applicable; and

                  (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act.

                  In addition, if the sale is being made during a distribution compliance period, we represent that the sale is not being made to a United States person or for the account or benefit of a United States person.

                  You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby. Terms used in this certificate have the meanings set forth in Regulation S.

                  Very truly yours,

                  [Name of Transferor]

                  By:_____________________________

                  ________________________________

                  Authorized Signature      Signature Medallion Guaranteed

SECTION 3.9 Mutilated, Destroyed, Lost and Stolen Securities.

                  If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange and substitution therefor and upon cancellation thereof a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                  If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be satisfactory to them, in their discretion, to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon its written request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of the same series and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                  In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable or has been called for redemption pursuant to Section 11.4, the Company in its discretion may, instead of issuing a new Security, pay such Security.

                  Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

                  Every new Security of any series issued pursuant to this
Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of that series duly issued hereunder.

                  All Securities shall be held and owned upon the express condition that the provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 3.10 Payment of Interest; Interest Rights Preserved.

                  Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

                  Unless otherwise provided or contemplated by Section 3.1, interest, if any, payable on any Interest Payment Date with respect to a permanent Global Security will be paid to each of Euroclear and Clearstream, Luxembourg with respect to that portion of such permanent Global Security held for its account by the Depositary. Each of Euroclear and Clearstream, Luxembourg will in such circumstances credit the interest received by it in respect of such permanent Global Security to the accounts of the beneficial owners thereof.

                  Interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (1) or (2) below:

                  (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first- class postage prepaid, to each Holder of Securities of such series at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause (2).

                  (2) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after written notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee in its sole discretion.

                  Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

                  For the purposes of determining the Holders who are entitled to participate in any distribution on the Securities in respect of which a Regular Record Date or a Special Record Date is not otherwise provided for in this Indenture, or for the purpose of any other action (unless provided for pursuant to Section 3.1), the Company may from time to time fix a date, not more than 90 days prior to the date of the payment of distribution or other action, as the case may be, as a record date for the determination of the identity of the Holders of record for such purposes.

SECTION 3.11 Persons Deemed Owners.

                  The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name any Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any) and (subject to Section 3.10) interest on such Security and for all other purposes whatsoever, whether or not such Security shall be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

SECTION 3.12 Cancellation.

                  All Securities surrendered for payment, redemption, registration of transfer or exchange or for credit against any sinking fund payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly cancelled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities cancelled as provided in this Section, except as expressly permitted by this Indenture. Unless otherwise directed by a Company Order, delivery of which must be delivered in a timely manner to prevent such destruction, all cancelled Securities held by the Trustee shall be disposed of by the Trustee in accordance with its procedures for the disposition of cancelled securities as in effect on the date of such disposition, and the Trustee shall deliver a certificate of such disposition to the Company. Notwithstanding the foregoing, the Company may not issue new Securities to replace Securities that it has paid, redeemed or repurchased or that have been delivered to the Trustee for cancellation or that any Holder of Securities has submitted for redemption pursuant to Article XI hereof. Global Securities shall not be disposed of until exchanged in full for definitive Securities or until payment thereon is made in full.

SECTION 3.13 Interest.

                  (a) Each Security will bear interest at the rate established for the series of Securities of which such Security is a part pursuant to Section 3.1

(the "Interest Rate") from and including the original date of issuance of such Security until the principal thereof becomes due and payable, and on any overdue principal and (to the extent that payment of such interest is enforceable under applicable law) on any overdue installment of interest at the Interest Rate, compounded and payable on the payment dates established for the series of Securities of which such Security is a part pursuant to Section 3.1 (each, an "Interest Payment Date") commencing on the date established for the series of Securities of which such Security is a part pursuant to Section 3.1, to the Person in whose name such Security or any Predecessor Security is registered, at the close of business on the Regular Record Date for such interest installment.

                  (b) The amount of interest payable for any period will be computed on the basis of a 360-day year of twelve 30-day months and will include the first day but exclude the last day of such period. Except as provided in
Section 1.13 hereof, the amount of interest payable for any period shorter than a full period for which interest is computed will be computed on the basis of the actual number of days elapsed in each 30-day month.

SECTION 3.14 Form and Payment.

                  Except as provided in Section 3.15, the Securities of each series shall be issued in fully registered certificated form without interest coupons. Except as provided in Section 3.1, principal and interest on the Securities issued in certificated form will be payable, the transfer of such Securities will be registrable, and such Securities will be exchangeable, for Securities of the same series bearing identical terms and provisions at the office or agency of the Trustee; provided, however, that payment of interest may be made at the option of the Company (1) by check mailed to the Holders of such Securities at such address as shall appear in the Security Register or (2) by wire transfer of immediately available funds to the accounts specified by the Holders thereof. Payments in respect of Securities represented by a Global Security (including principal, premium and interest) will be made by wire transfer of immediately available funds to the accounts specified by the Depositary.

SECTION 3.15 Global Securities.

                  (a)      (i)      Except as otherwise provided in accordance
with Section 3.1, the Securities shall be issued in the form of one or more permanent global securities in fully registered form without interest coupons (each, a "Global Security"). Any Global Security shall be deposited on behalf of the purchasers of the Securities represented thereby with the Trustee as custodian for the Depositary, and registered in the name of the Depositary or a nominee of the Depositary for the accounts of participants in the Depositary, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of a Global Security may from time to time be increased or decreased by adjustments made on the records of the Trustee and the Depositary or its nominee as hereinafter provided. This Section 3.15(a) shall apply only to a Global Security deposited with or on behalf of the Depositary;

                  (ii) the Company shall execute and the Trustee shall, in accordance with this Section 3.15(a) and a Company Order, authenticate and deliver initially one or more Global Securities that (i) shall be registered in the name of Cede & Co. or other nominee of such Depositary and (ii) shall be delivered by the Trustee to such Depositary or pursuant to such Depositary's instructions or held by the Trustee as custodian for the Depositary pursuant to a FAST Balance Certificate Agreement between the Depositary and the Trustee; and

                  (iii) members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Indenture with respect to any Global Security held on their behalf by the Depositary or by the Trustee as the custodian of the Depositary or under such Global Security, and the Depositary may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or the Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices of such Depositary governing the exercise of the rights of a holder of a beneficial interest in any Global Security.

                  (b) A Global Security may be transferred, in whole but not in part, only to another nominee of the Depositary, or to a successor Depositary selected or approved by the Company or to a nominee of such successor Depositary.

                  (c) Notwithstanding any other provisions of this Indenture or the Securities, a Global Security shall not be exchanged in whole or in part for a Security registered in the name of any Person other than the Depositary or one or more nominees thereof, provided that if at any time the Depositary notifies the Company that it is unwilling or unable to continue as Depositary for any series of Securities or if at any time the Depositary for such series shall cease to be a clearing agency registered or in good standing under the Exchange Act, or other applicable statute or regulation, and, in either case, a successor Depositary for such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such condition, as the case may be, or an Event of Default has occurred and is continuing with respect to the Securities, the Company will execute, and, subject to this Article III, the Trustee, upon written notice from the Company, will authenticate and deliver the Securities of such series in definitive registered form without interest coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security in exchange for such Global Security. In addition, the Company may at any time determine that some or all of the Securities of any series shall no longer be represented by a Global Security. In such event the Company will execute, and subject to Section 3.5, the Trustee, upon receipt of an Officers' Certificate evidencing such determination by the Company, will authenticate and deliver the Securities of such series in definitive registered form without coupons, in authorized denominations, and in an aggregate principal amount equal to the principal amount of the Global Security for such series so selected in exchange for such Global Security. Upon the exchange of the Global Security for such Securities in definitive registered form without coupons, in authorized denominations, the Global Security shall be cancelled by the Trustee. Such Securities in definitive registered form issued in exchange for the Global Security shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee and shall bear the applicable legends provided for herein. Any Global Security to be exchanged in whole shall be surrendered by the Depositary to the Trustee, as Securities Registrar. With regard to any Global Security to be exchanged in part, either such Global Security shall be so surrendered for exchange or, if the Trustee is acting as custodian for the Depositary or its nominee with respect to such Global Security, the principal amount thereof shall be reduced, by an amount equal to the portion thereof to be so exchanged, by means of an appropriate adjustment made on the records of the Trustee. Upon any such surrender or adjustment, the Trustee shall deliver such Securities to the Depositary, for delivery to the Persons in whose names such Securities are so registered. In the event of the occurrence of any of the events specified in this paragraph, the Company will promptly make available to the Trustee a reasonable supply of definitive Securities in definitive, fully registered form, without interest coupons.

SECTION 3.16 CUSIP Numbers.

                  The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers. The Company will promptly notify the Trustee of any change in the "CUSIP" numbers.

                                   ARTICLE IV

                     SATISFACTION AND DISCHARGE; DEFEASANCE

SECTION 4.1 Satisfaction and Discharge of Indenture.

                  This Indenture shall upon Company Request cease to be of further effect with respect to Securities of any series (except as to any surviving rights of registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

                  (1)      either

                  (i) all Securities of such series theretofore authenticated and delivered (other than (x) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in Section 3.9 and (y) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.4) have been delivered to the Trustee for cancellation; or

                  (ii) all such Securities of such series not theretofore delivered to the Trustee for cancellation

                           (A)      have become due and payable, or

                           (B) will become due and payable at their Stated Maturity within one year, or

                           (C) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company, and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds in trust for the purpose an amount of money in U.S. dollars sufficient, or U.S. Government Obligations, the principal of and interest on which when due, will be sufficient or a combination thereof, sufficient in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee to pay and discharge the entire indebtedness on such Securities of that series not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

                  (2) the Company has paid or caused to be paid all other sums payable hereunder with respect to such series by the Company (including all sums payable pursuant to Section 6.7 herein); and

                  (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

                  Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 6.7, the rights, duties and immunities of the Trustee hereunder, including, without limitation, those provided in Sections 6.1 and 6.3, the obligations of the Trustee to any Authenticating Agent under Section 6.14, and, if money shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 4.2 and the last paragraph of Section 10.4 shall survive.

SECTION 4.2 Defeasance and Discharge.

                  The following provisions shall apply to the Securities of each series unless specifically otherwise provided in a Board Resolution, Officers' Certificate or indenture supplemental hereto provided pursuant to Section 3.1. In addition to discharge of this Indenture pursuant to Sections 4.1 and 4.3, in the case of any series of Securities with respect to which an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest, as certified pursuant to subparagraph (a) of Section 4.4 can be determined at the time of making the deposit referred to in such subparagraph
(a), the Company shall be deemed to have paid and discharged the entire indebtedness on all the Securities of such a series as provided in this Section on and after the date the conditions set forth in Section 4.4 are satisfied, and the provisions of this Indenture with respect to the Securities of such series shall no longer be in effect (except as to (i) rights of registration of transfer and exchange of Securities of such series, (ii) substitution of mutilated, defaced, destroyed, lost or stolen Securities of such series, (iii) rights of Holders of Securities of such series to receive, solely from the trust fund described in subparagraph (a) of Section 4.4, payments of principal thereof and interest, if any, thereon upon the original stated due dates therefor (but not upon acceleration), and remaining rights of the Holders of Securities of such series to receive mandatory sinking fund payments, if any, (iv) the rights, obligations, duties and immunities of the Trustee hereunder, (v) this Section
4.2 and (vi) the rights of the Holders of Securities of such series as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them) (hereinafter called "Defeasance"), and the Trustee at the cost and expense of the Company, shall execute proper instruments acknowledging the same.

SECTION 4.3 Covenant Defeasance.

                  In the case of any series of Securities with respect to which an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest, as certified pursuant to subparagraph (a) of Section 4.4 can be determined at the time of making the deposit referred to in such subparagraph (a), (i) the Company shall be released from its obligations under any covenants specified in or pursuant to this Indenture (except as to (A) rights of registration of transfer and exchange of Securities of such series, (B) substitution for mutilated, defaced, destroyed, lost or stolen Securities of such series, (C) rights of Holders of Securities of such series to receive, from the Company pursuant to Section 10.1, payments of principal thereof and interest, if any, thereon upon the original stated due dates therefor (but not upon acceleration), (D) rights of Holders of Securities of such series to receive mandatory sinking fund payments, if any, (E) the rights, obligations, duties and immunities of the Trustee hereunder, and (F) the rights of the Holders of Securities of such series as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them, including any additional covenants applicable to such series of Securities specified in accordance with Section 3.1, and (ii) the occurrence of any event specified in Sections 5.1(4) (with respect to any of the covenants specified in or pursuant to this Indenture) and 5.1(7) shall be deemed not to be or result in an Event of Default, in each case with respect to the Outstanding Securities of such series as provided in this Section on and after the date the conditions set forth in
Section 4.4 are satisfied (hereinafter called "Covenant Defeasance"), and the Trustee, at the cost and expense of the Company, shall execute proper instruments acknowledging the same. For this purpose, such Covenant Defeasance means that the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such covenant (to the extent so specified in the case of Section 5.1(4)), whether directly or indirectly by reason of any reference elsewhere herein to any such covenant or by reason of any reference in any such covenant to any other provision herein or in any other document, but the remainder of this Indenture and the Securities of such series shall be unaffected thereby.

SECTION 4.4 Conditions to Defeasance or Covenant Defeasance.

                  The following shall be the conditions to application of either
Section 4.2 or 4.3 to the Outstanding Securities of any series:

                  (a) with reference to Section 4.2 or 4.3, the Company has irrevocably deposited or caused to be irrevocably deposited with the Trustee as funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of Securities of such series (i) cash in an amount, or (ii) direct obligations of the United States of America, backed by its full faith and credit ("U.S. Government Obligations"), maturing as to principal and interest, if any, at such times and in such amounts as will insure the availability of cash, or (iii) a combination thereof, in each case sufficient, in the opinion of a nationally recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge (A) the principal of and interest, if any, on all Securities of such series on each date that such principal or interest, if any, is due and payable and (B) any mandatory sinking fund payments on the dates on which such payments are due and payable in accordance with the terms of this Indenture and the Securities of such series;

                  (b) in the case of Defeasance under Section 4.2, the Company has delivered to the Trustee an Opinion of Counsel based on the fact that (x) the Company has received from, or there has been published by, the Internal Revenue Service a ruling or (y), since the date hereof, there has been a change in the applicable United States federal income tax law, in either case to the effect that, and such opinion shall confirm that, the Holders of the Securities of such series will not recognize income, gain or loss for United States federal income tax purposes as a result of such deposit, Defeasance and discharge and will be subject to United States federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such deposit, Defeasance and discharge had not occurred;

                  (c) in the case of Covenant Defeasance under Section 4.3, the Company has delivered to the Trustee an Opinion of Counsel to the effect that, and such opinion shall confirm that, the Holders of the Securities of such series will not recognize income, gain or loss for United States federal income tax purposes as a result of such deposit and Covenant Defeasance and will be subject to United States federal income tax on the same amount and in the same manner and at the same times, as would have been the case if such deposit and Covenant Defeasance had not occurred;

                  (d) such Defeasance or Covenant Defeasance will not result in a breach or violation of, or constitute a default under, any agreement or instrument to which the Company is a party or by which it is bound;

                  (e) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent contemplated by this provision have been complied with; and

                  (f) the Company has paid or has caused to be paid all sums then outstanding, due and owing under Section 6.7 herein.

SECTION 4.5 Application of Trust Money.

                  Subject to the provisions of the last paragraph of Section 10.4, all money and U.S. Government Obligations deposited with the Trustee pursuant to Sections 4.1 or 4.4 shall be held in trust, and such money and all money from such U.S. Government Obligations shall be applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money and U.S. Government Obligations has been deposited with the Trustee.

SECTION 4.6 Indemnity for U.S. Government Obligations.

                  The Company shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Sections 4.1 or 4.4 or the principal or interest received in respect of such obligations other than any such tax, fee or other charge that by law is for the account of the Holders of Outstanding Securities.

                                    ARTICLE V

                                    REMEDIES

SECTION 5.1 Events of Default.

                  "Event of Default," wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) unless it is either inapplicable to a particular series or it is specifically deleted or modified in an indenture supplemental hereto, if any, under which such series of Securities is issued:

                  (1) default in the payment of interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days, and the Interest Payment Date has not been properly extended or deferred; or

                  (2) default in the payment of the principal of (or premium, if any, on) any Security of that series when it becomes due and payable whether at maturity, upon redemption, by declaration or otherwise, or in any payment required by any sinking or analogous fund established with respect to that series, and the maturity has not been properly extended; or

                  (3) default in the deposit of any sinking fund payment when and as due by the terms of a Security of that series, and the continuance of such default for a period of 30 days; or

                  (4) default in the performance, or breach, of any covenant or agreement of the Company in this Indenture (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this Section specifically dealt with or which has expressly been included in this indenture solely for the benefit of Securities of any series other than that series), and continuance of such default or breach for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in aggregate principal amount of the Outstanding Securities of that series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

                  (5) default under any mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness of the Company or any of its Subsidiaries (other than Indebtedness owed to the Company or one of its Subsidiaries) where such Indebtedness now exists, or is created after the date of this Indenture, if such default is (x) caused by a failure to pay principal of, or interest or premium (if any) on, such Indebtedness at final maturity prior to the expiration of the grace period provided by such Indebtedness on the date of such default; or
         (y) results in the acceleration of such Indebtedness prior to its express maturity; and, in the case of clause (x) and (y), the principal amount of such Indebtedness, together with the principal amount of any other such Indebtedness the maturity of which has been so accelerated, aggregates to $50 million or more and such acceleration is not rescinded or annulled within 30 days of notice from the Trustee or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of that series; or

                  (6) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company or a Principal Subsidiary in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company or a Principal Subsidiary a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or a Principal Subsidiary under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or a Principal Subsidiary or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days; or

                  (7) the commencement by the Company or a Principal Subsidiary of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company or a Principal Subsidiary in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or a Principal Subsidiary or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company or a Principal Subsidiary in furtherance of any such action; or

                  (8) any other Event of Default provided with respect to Securities of that series as provided in a supplemental indenture, Board Resolution or Officers' Certificate applicable to such series of Securities.

SECTION 5.2 Acceleration of Maturity; Rescission and Annulment.

                  If an Event of Default with respect to Securities of any series at the time Outstanding (other than an Event of Default specified in clause (6) or (7) of Section 5.1 hereof) occurs and is continuing, then in each and every such case the Trustee, if the Trustee has actual knowledge thereof, or the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of that series may, but shall not be obligated to, declare the principal amount of and interest on all of the Securities of that series, including Additional Interest, if any, and any other amount payable under the Indenture, to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by the Holders), and upon any such declaration such principal amount and interest (or specified amount) shall become immediately due and payable. If an Event of Default specified in clause (6) or (7) of Section 5.1 hereof occurs and is continuing, then such amount will ipso facto become immediately due and payable.

                  At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of Securities representing a majority in aggregate principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

                  (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

                           (A) all overdue interest on all Securities of that series;

                           (B) the principal of (and premium, if any, on) any Securities of that series which has become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities;

                           (C) all overdue sinking fund payments with respect to Securities of that series and interest thereon at the rate or rates prescribed therefor in such Securities;

                           (D) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities; and

                           (E) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel (including reasonable legal fees and expenses);

and

                  (2) all Events of Default with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 5.13.

No such rescission shall affect any subsequent default or Event of Default or impair any right consequent thereon.

SECTION 5.3 Collection of Indebtedness and Suits for Enforcement by Trustee.

                  The Company covenants that if:

                  (1) default is made in the payment of any interest on any Security when such interest becomes due and payable and such default continues for a period of 30 days;

                  (2) default is made in the payment of the principal of (or premium, if any, on) any Security at the Stated Maturity thereof; or

                  (3) default is made in the deposit of any sinking fund payment when and as due by the terms of a Security of any series and such default continues for a period of 30 days;

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities then Outstanding, the whole amount then due and payable on such Securities for principal (and premium, if any) and interest and for any sinking fund payment and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal (and premium, if any), on any overdue interest and on any overdue sinking fund payment, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

                   If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due unpaid, may, in its discretion, prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities of such series and collect the monies adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

                   If an Event of Default, of which a Responsible Officer of the Trustee has actual knowledge, with respect to Securities of any series occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

SECTION 5.4 Trustee May File Proofs of Claim.

                   In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of any of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest or any sinking fund payment) shall be entitled and empowered, by intervention in such proceeding or otherwise:

                  (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest and sinking fund payments owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding, and

                  (ii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 6.7.

                   Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of an Holder in any such proceeding.

SECTION 5.5 Trustee May Enforce Claims Without Possession of Securities.

                   All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 5.6 Application of Money Collected.

                   Any money collected by the Trustee with respect to a series of Securities pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any), interest or sinking fund payments, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

                   FIRST: To the payment of all amounts due the Trustee under
Section 6.7; and

                   SECOND: To the payment of the amounts then due and unpaid for principal of (and premium, if any), and interest on, and sinking fund payments with respect to, the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, it any), and interest and sinking fund payments, respectively.

                   Any surplus remaining shall be paid to the Company or to such other persons as shall be entitled to receive it.

SECTION 5.7 Limitation on Suits.

                   No Holder of any Security of any series shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, in each case with respect to an Event of Default with respect to such series of Securities, unless:

                  (1) such Holder has previously given written notice to the Trustee of the happening of one or more Events of Default with respect to the Securities of that series;

                  (2) the Holders of not less than 25% in aggregate principal amount of the Outstanding Securities of that series shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                  (3) such Holder or Holders have offered to the Trustee indemnity, reasonably satisfactory to the Trustee, against the costs, expenses (including reasonable legal fees and expenses) and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of all Outstanding Securities of that series;

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

SECTION 5.8 Unconditional Right of Holders to Receive Principal, Premium and Interest.

                   Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 3.10) interest on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder.

SECTION 5.9 Restoration of Rights and Remedies.

                   If the Trustee or any Holder of any Security has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 5.10 Rights and Remedies Cumulative.

                   Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 3.9, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 5.11 Delay or Omission Not Waiver.

                   No delay or omission of the Trustee or of any Holder of any Securities to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 5.12 Control by Holders.

                   The Holders of a majority in principal amount of the Outstanding Securities of any series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series, provided that:

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture;

                  (2) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction; and


                  (3) unless otherwise provided under the Trust Indenture Act, the Trustee need not take any action that might involve it in personal liability or might be unduly prejudicial to the Holders of the Securities of the affected series not involved in the proceeding.

SECTION 5.13 Waiver of Past Defaults.

                   The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to the Securities of such series and its consequences, except a default:

                  (1) in the payment of the principal of (or premium, if any), or interest on, any Security of such series, or in the payment of any sinking fund installment with respect to the Securities; or

                  (2) in respect of a covenant or provision hereof which under Article IX cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected.

                   Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or Event of Default or impair any right consequent thereon.

SECTION 5.14 Undertaking for Costs.

                   All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities of any series, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

                                   ARTICLE VI

                                   THE TRUSTEE

SECTION 6.1 Certain Duties and Responsibilities.

                  (1)      Except during the continuance of an Event of Default:

                  (a) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                  (b) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture; provided, however, that the Trustee shall be under no obligation to ascertain the genuineness of the signatures thereto.

                  (2) In case an Event of Default with respect to any series of Securities, of which a Responsible Officer of the Trustee has actual knowledge, has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

                  (3) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (a) this subsection shall not be construed to limit the effect of subsection (1) of this Section;

                  (b) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                  (c) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any series determined as provided in Section 5.12, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and

                  (d) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any personal financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers.

                  (4) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 6.2 Notice of Defaults.

                   Within 90 days after the occurrence of any default hereunder with respect to Securities of any series, the Trustee shall transmit at the Company's expense by mail to all Holders of Securities of such series, as their names and addresses appear in the Security Register, notice of such default hereunder actually known to a Responsible Officer of the Trustee or for which the Trustee has received written notice of the event constituting such default at its Principal Corporate Trust Office, unless such default shall have been cured or waived; provided that, except in the case of a default in the payment of the principal of (or premium, if any) or interest on any Security of such series or in the payment of any sinking fund installment with respect to Securities of such series, the Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Trustee in good faith determines that the withholding of such notice is in the interest of the Holders of Securities of such series; and provided, further, that in the case of any default of the character specified in Section 5.1(4) with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default with respect to Securities of such series.

SECTION 6.3 Certain Rights of Trustee.

                   Subject to the provisions of Section 6.1:

                  (a) the Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order, and (a) any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                  (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officers' Certificate;

                  (d) the Trustee may consult with counsel of its selection and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity, reasonably satisfactory to it, against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, custodians or nominees and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent, attorney, custodian or nominee appointed with due care by it hereunder.

                  (h) the rights, privileges, protections, immunities and benefits given to the Trustee, including, without limitation, its right to be indemnified are extended to, and shall be enforceable by, the Trustee in each of its capacities hereunder, and each agent, custodian and other Person employed to act hereunder; and

                  (i) the Trustee may request that the Company deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Indenture, which Officers' Certificate may be signed by any person authorized to sign an Officers'

Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

SECTION 6.4 Not Responsible for Recitals or Issuance of Securities.

                   The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee or any Authenticating Agent assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee or any Authenticating Agent shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

SECTION 6.5 May Hold Securities.

                   The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 6.8 and 6.13, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

SECTION 6.6 Money Held in Trust.

                   Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

SECTION 6.7 Compensation and Reimbursement.

                   The Company agrees:

                  (1) to pay to the Trustee from time to time such reasonable compensation for all services rendered by it hereunder as the Company and the Trustee shall from time to time agree in writing (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents, nominees, custodians and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

                  (3) to indemnify the Trustee and any predecessor Trustee, their officers, directors, employees and agents for, and to hold them harmless against, any loss, liability or expense incurred without negligence or bad faith on its part,

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

         arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending themselves against any claim or liability (whether asserted by the Company, any Holder or any other person) in connection with the exercise or performance of any of their powers or duties hereunder, including the reasonable fees and expenses of its counsel.

                   As security for the performance of the obligations of the Company under this Section, the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of Holders of particular Securities. The obligations of the Company under this Section shall survive the satisfaction and discharge of this indenture.

                   When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.1(6) or Section 5.1(7), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

SECTION 6.8 Disqualification; Conflicting Interests.

                   If the Trustee has or shall acquire any conflicting interest within the meaning of the Trust Indenture Act with respect to the Securities of any series, it shall, within 90 days after a Responsible Officer of the Trustee ascertains that it has such conflicting interest, either eliminate such conflicting interest or resign with respect to the Securities of that series in the manner provided by, and subject to the provisions of the Trust Indenture Act and this Indenture.

SECTION 6.9 Corporate Trustee Required; Eligibility.

                   There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, in good standing and having an office in The Borough of Manhattan, the City of New York, which is authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or State authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of said supervision or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 6.10 Resignation and Removal; Appointment of Successor.

                  (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective

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

until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of Section 6.11.

                  (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by
Section 6.11 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may, at the Company's expense, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                  (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and to the Company.

                  (d)      If at any time:

                  (1) the Trustee shall fail to comply with Section 6.8 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

                  (2)      the Trustee shall cease to be eligible under Section
         6.9 and shall fail to resign after written request therefor by the Company or by any such Holder, or

                  (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (i) the Company, by a Board Resolution, may remove the Trustee with respect to all Securities, or (ii) subject to Section 5.14, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

                  (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series, the Company, by a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 6.11. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the

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

Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 6.11, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the Holders and accepted appointment in the manner required by Section 6.11, any Holder who has been a bona fide Holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                  (f) If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of removal, the Trustee being removed may petition, at the expense of the Company, any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                  (g) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Securities of such series as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

SECTION 6.11 Acceptance of Appointment by Successor.

                  (a) In case of the appointment hereunder of a successor Trustee with respect to all Securities, every such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on the written request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

                  (b) In case of the appointment hereunder of a successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and each successor Trustee with respect to the Securities of one or more series shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain

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

such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, each successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to the Securities of all series for which it is the Trustee hereunder, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on written request of the Company or any successor Trustee, such retiring Trustee shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

                  (c) Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph (a) or (b) of this Section, as the case may be.

                  (d) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

                  (e) The Trustee shall not be liable for the acts or omissions to act of any successor Trustee.

SECTION 6.12 Merger, Conversion, Consolidation or Succession to Business.

                   Any corporation into which the Trustee may be merged or convened or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 6.13 Preferential Collection of Claims Against Company.

                  (a) If the Trustee shall be or shall become a creditor, directly or indirectly, secured or unsecured, of the Company (or any other obligor of the Securities), the Trustee shall be subject to the provisions of the Trust Indenture Act regarding the collection of claims against the Company (or any such other obligor):

                  (b)      For the purposes of this Section 6.13 only:

                  (1) the term "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand; and

                  (2) the term "self-liquidating paper" means any draft, bill of exchange, acceptance or obligation which is made, drawn, negotiated or incurred by the Company for the purpose of financing the purchase, processing, manufacturing, shipment, storage or sale of goods, wares or merchandise and which is secured by documents evidencing title to, possession of, or a lien upon, the goods, wares or merchandise or the receivables or proceeds arising from the sale of the goods, wares or merchandise previously constituting the security, provided the security is received by the Trustee simultaneously with the creation of the creditor relationship with the Company arising from the making, drawing, negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

SECTION 6.14 Appointment of Authenticating Agent.

                   At any time when any of the Securities remain Outstanding, the Trustee may appoint an Authenticating Agent or Agents with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of such series issued upon exchange, registration of transfer or partial redemption thereof or pursuant to Section 3.9, and the Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as

Authenticating Agent, having a combined capital and surplus of not less than $50,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

                   Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

                   An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall give notice of such appointment by first-class mail, postage prepaid, to all Holders of Securities of the series with respect to which such Authenticating Agent will serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

                   The Company agrees to pay to each Authenticating Agent from time to time reasonable compensation for its services under this Section.

                   If an appointment with respect to one or more series is made pursuant to this Section, the Securities of such series may have endorsed thereon an alternative certificate of authentication in the following form:

                   "This is one of the Securities of the series designated herein referred to in the within-mentioned Indenture."

                                                ________________________________
                                                                      As Trustee

                                                By:_____________________________
                                                    As Authenticating Agent

                                                By:_____________________________
                                                            Authorized Signatory

                                   ARTICLE VII

                HOLDERS LISTS AND REPORTS BY TRUSTEE AND COMPANY

SECTION 7.1 Company to Furnish Trustee Names and Addresses of Holders.

                   The Company will furnish or cause to be furnished to the
Trustee:

                  (a) semi-annually not more than 15 days after each Regular Record Date, a list in such form as the Trustee may reasonably require, of the names and addresses of the Holders of Securities of such series to which such Regular Record Date applies, as of such Record Date, and

                  (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided that if and so long as the Trustee shall be the Security Registrar for such series, such list shall not be required to be furnished.

SECTION 7.2 Preservation of Information; Communications to Holders.

                  (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in Section 7.1 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 7.1 upon receipt of a new list so furnished.

                  (b) If three or more Holders of Securities of the same series (herein referred to as "applicants") apply in writing to the Trustee, and furnish to the Trustee reasonable proof that each such applicant has owned a Security of such series for a period of at least six months preceding the date of such application, and such application states that the applicants' desire to communicate with other Holders of such series with respect to their rights under this Indenture or under the Securities of such series and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five business days after the receipt of such application, at its election, either

                  (i) afford such applicants access to the information with respect to the Holders of such series furnished to, or received by, and preserved at the time by the Trustee in accordance with Section 7.2(a); or

                  (ii) inform such applicants as to the approximate number of Holders of such series whose names and addresses appear in the information preserved at the time by the Trustee in accordance with
         Section 7.2(a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

                   If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants and at the Company's expense, mail to each Holder of such series whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 7.2(a) a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interest of the Holders of such series or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

                  (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of either of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 7.2(b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 7.2(b).

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SECTION 7.3 Reports by Trustee.

                  (a) The Trustee shall transmit to Holders of Securities such reports concerning the Trustee and its actions under this Indenture as may be required pursuant to the Trust Indenture Act at the times and in the manner provided pursuant thereto. If required by Section 313(a) or 313(b) of the Trust Indenture Act, within 60 days after May 15 of each year, the Trustee shall transmit by mail to all Holders of Securities for which it is Trustee hereunder, as their names and addresses appear in the Security Register, a brief report dated as of such May 15, which complies with the provisions of Sections 313(a) and 313(b) of the Trust Indenture Act.

                  (b) A copy of each such report shall, at the time of such transmission to such Holders, be filed by the Trustee with each securities exchange upon which any such Securities are listed, with the Commission and with the Company. The Company will notify the Trustee when any such Securities are listed on any securities exchange.

SECTION 7.4 Reports by Company.

                   The Company shall:

                  (1) file with the Trustee, within 30 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to Section 13 or
         Section 15(d) of the Exchange Act; or, if the Company is not required to file information documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                  (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                  (3) transmit by mail to all Holders, as their names and addresses appear in the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and (2) of this Section as may

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         be required by rules and regulations prescribed from time to time by the Commission.

                                  ARTICLE VIII

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 8.1 Company May Consolidate, Etc., Only on Certain Terms.

                   The Company shall not consolidate with or merge with or into any other Person (other than in a merger or consolidation in which the Company is the surviving person) or sell, convey, transfer or lease its properties and assets as, or substantially as, an entirety to another Person, unless:

                  (1) the Person formed by the consolidation or with or into which the Company is merged or the Person that purchases the Company's properties and assets as, or substantially as, an entirety is a corporation, partnership, limited liability company or trust organized and validly existing under the laws of the United States of America, any State or the District of Columbia, and any such Person expressly assumes by supplemental indenture the due and punctual payment of the principal of, and premium, if any, and interest on the Securities and the performance of every other covenant of the Securities and this Indenture on the part of the Company to be performed and observed;

                  (2) immediately after giving effect to the transaction no Event of Default shall have occurred and be continuing; and

                  (3) a specified Officers' Certificate and an Opinion of Counsel are delivered to the Trustee, each (i) stating that such consolidation, merger, sale, conveyance, transfer or lease, as the case may be, and any supplemental indenture pertaining thereto, comply with this Article VIII and Article IX, respectively, and (ii) otherwise complying with Section 1.2 herein.

SECTION 8.2 Successor Corporation Substituted.

                   Upon any consolidation of the Company with, or merger of the Company into, any other Person or any sale, conveyance, transfer or lease of the properties and assets of the Company as, or substantially as, an entirety in accordance with Section 8.1, the successor Person formed by such consolidation or into which the Company is merged or to which such sale, conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor Person had been named as the Company herein, and thereafter, except in the case of a lease, the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Securities.

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                                   ARTICLE IX

                             SUPPLEMENTAL INDENTURES

SECTION 9.1 Supplemental Indentures Without Consent of Holders.

                   In addition to any supplemental indenture otherwise authorized by this Indenture, the Company and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as then in effect), without the consent of the Holders, for one or more of the following purposes:

                  (1) to cure any ambiguity, defect, or inconsistency herein, in the Securities of any series;

                  (2)      to comply with Article VIII;

                  (3) to provide for uncertificated Securities in addition to or in place of certificated Securities;

                  (4) to add to the covenants of the Company for the benefit of the Holders of all or any Series of Securities (and if such covenants are to be for the benefit of less than all series of Securities, stating that such covenants are expressly being included solely for the benefit of such series) or to surrender any right or power herein conferred upon the Company;

                  (5) to add to, delete from, or revise the conditions, limitations, and restrictions on the authorized amount, terms, or purposes of issue, authentication, and delivery of Securities, as herein set forth;

                  (6) to make any change that does not adversely affect the rights of any Holder in any material respect; or

                  (7) to provide for the issuance of and establish the form and terms and conditions of the Securities of any series as provided in
         Section 3.1 to establish the form of any certifications required to be furnished pursuant to the terms of this Indenture or any series of Securities, or to add to the rights of the Holders of any series of Securities.

                   The Trustee is hereby authorized to join with the Company in the execution of any such supplemental indenture, and to make any further appropriate agreements and stipulations that may be therein contained, but the Trustee shall not be obligated to enter into any such supplemental indenture that affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

                   Any supplemental indenture authorized by the provisions of this Section may be executed by the Company and the Trustee without the consent of the Holders of

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

any of the Securities at the time Outstanding, notwithstanding any of the provisions of Section 9.2.

SECTION 9.2 Supplemental Indentures with Consent of Holders.

                   With the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of each series affected by such supplemental indenture or indentures at the time Outstanding, the Company, when authorized by Board Resolutions, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto (which shall conform to the provisions of the Trust Indenture Act as then in effect) for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of any supplemental indenture or of modifying in any manner not covered by Section 9.1 the rights of the Holders of the Securities of such series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holders of each Security then Outstanding and affected thereby,

                  (1) change the fixed maturity of any Securities of any series, or reduce the principal amount thereof, or reduce the rate or change the time of payment of interest thereon, or reduce any premium payable upon the redemption thereof, or change the time at which the Securities may be redeemed or purchased;

                  (2) reduce the aforesaid percentage of Securities, the Holders of which are required to consent to any such supplemental indenture;

                  (3) waive a default or an Event of Default in the payment of principal of or premium, if any, interest or Additional Interest, if any, on any series of Securities (except a rescission of acceleration of such Securities by the Holders of at least a majority in aggregate principal amount Outstanding of such series of Securities and a waiver of the payment default that resulted from such acceleration);

                  (4) make any series of Securities payable in money other than that stated in the Indenture and such Securities;

                  (5) make any change in the provisions of the Indenture relating to waivers of past defaults or the rights of Holders of any series of Securities to receive payments of principal of, premium, if any, interest or Additional Interest, if any, on such Securities;

                  (6) make any change to the abilities of Holders of any series of Securities to enforce their rights under the Indenture or the provisions of the clauses above; or

                  (7) except as permitted herein, increase the conversion price with regard to any series of Securities or modify any provision of the Indenture relating to conversion of any Securities in a manner adverse to the Holders thereof.

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                   The Trustee shall not be obligated to enter into any such
supplemental indenture that affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

                   It shall not be necessary for the consent of the Holders of any series affected thereby under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

SECTION 9.3 Execution of Supplemental Indentures.

                   In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.1) shall be fully protected in relying upon, an Officer's Certificate and an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and otherwise complying with Section 1.2 herein. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 9.4 Effect of Supplemental Indentures.

                   Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby to the extent provided therein.

SECTION 9.5 Conformity with Trust Indenture Act.

                   Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect, to the extent applicable.

SECTION 9.6 Reference in Securities to Supplemental Indentures.

                   Securities of any series authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

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                                    ARTICLE X

                                    COVENANTS

SECTION 10.1 Payment of Principal, Premium and Interest.

                   The Company covenants and agrees for the benefit of each series of Securities that it will duly and punctually pay the principal of (and premium, if any) and interest on the Securities of that series in accordance with the terms of the Securities of such series and this Indenture, and will duly comply with all other terms, agreements and conditions contained in, or made in the Indenture for the benefit of, the Securities of such series.

SECTION 10.2 Maintenance of Office or Agency.

                   The Company will maintain in each Place of Payment for any series of Securities an office or agency where Securities of that series may be presented or surrendered for payment, where Securities of that series may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Company in respect of the Securities of that series and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

                   The Company may also from time to time designate one or more other offices or agencies where the Securities of one or more series maybe presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in each Place of Payment for Securities of any series for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 10.3 Limitation on Liens on Common Stock of Principal Subsidiaries.

                   The Company will not itself, and will not permit any Principal Subsidiary to, directly or indirectly, create, issue, assume, incur, guarantee or permit to exist any Indebtedness that is secured by a mortgage, pledge, lien, security interest or other encumbrance on any Common Stock of a Principal Subsidiary owned by the Company or by any Principal Subsidiary, unless the Company also secures all Securities then Outstanding under this Indenture equally and ratably with, or prior to, the Indebtedness being secured, together with, at the Company's election, any of the Company's or any Principal Subsidiary's other Indebtedness ranking on a parity with, or prior to, the Securities for so long as such Indebtedness is outstanding and is so secured.

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

SECTION 10.4 Limitation on Disposition of Stock.

                   The Company will not itself, and will not permit any Principal Subsidiary to, issue, sell, transfer or otherwise dispose of any shares of capital stock of any Principal Subsidiary, or any securities convertible into or exercisable or exchangeable for shares of capital stock of any Principal Subsidiary, or warrants, rights or options to subscribe for or purchase shares of capital stock of any Principal Subsidiary, except for (i) any issuance, sale, assignment, transfer or other disposition of directors' qualifying shares; (ii) any issuance, sale, assignment, transfer or other disposition to the Company or another Principal Subsidiary; (iii) any issuance, sale, assignment, transfer or other disposition of all or any part of the capital stock of any Principal Subsidiary for consideration which is at least equal to the fair value of such capital stock as determined by the Board of Directors (acting in good faith); or (iv) any issuance, sale, assignment, transfer or other disposition made in compliance with an order of a court or regulatory authority of competent jurisdiction.

                   Notwithstanding the foregoing, the Company may merge or consolidate any of its other Subsidiaries (including its insurance Subsidiaries) into or with another Person and it may sell, transfer or otherwise dispose of its business in accordance with the provisions of Article VIII. Furthermore, the foregoing covenant will not prohibit any issuance or disposition of securities by any other Subsidiary.

SECTION 10.5 Money for Securities Payments to Be Held in Trust.

                   If the Company shall at any time act as its own Paying Agent with respect to any series of Securities, it will, on or before each due date of the principal of (and premium, if any) or interest on any of the Securities of that series, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal (and premium, if any) or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and will promptly notify the Trustee of its action or failure so to act.

                   Whenever the Company shall have one or more Paying Agents for any series of Securities, it will, prior to each due date of the principal of (and premium, if any) or interest on any Securities of that series, deposit with a Paying Agent a sum sufficient to pay the principal (and premium, if any) or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of its action or failure so to act.

                   The Company will cause each Paying Agent for any series of Securities other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                  (1) hold all sums held by it for the payment of the principal of (and premium, if any) or interest on Securities of that series in trust for the benefit of

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

         the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

                  (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities of that series) in the making of any payment of principal (and premium, if any) or interest on the Securities of that series; and

                  (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

                   The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

                   Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of (and premium, if any) or interest on any Security of any series and remaining unclaimed for three years after such principal (and premium, if any) or interest has become due and payable shall be paid to the Company on Company Request, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the Borough of Manhattan, The City of New York, New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 10.6 Statement by Officers as to Default.

                   The Company will deliver to the Trustee, within 120 days after the end of each fiscal year of the Company ending after the date hereof, an Officers' Certificate stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of Sections 10.1 to 10.5, and if the Company shall be in default, specifying all such defaults and the nature and status thereof of which they may have knowledge.

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                                   ARTICLE XI

                            REDEMPTION OF SECURITIES

SECTION 11.1 Applicability of Article.

                   Securities of each series shall be redeemable before their respective Stated Maturities in accordance with their respective terms and (except as otherwise specified as contemplated by Section 3.1 for Securities of any series) in accordance with this Article.

SECTION 11.2 Election to Redeem; Notice to Trustee.

                   Subject to the other provisions of this Article XI, except as otherwise may be specified in this Indenture or, with respect to any series of Securities, as otherwise specified as contemplated by Section 3.1 for the Securities of such series, the Company shall have the right to redeem any series of Securities, in whole at any time or in part from time to time, on or after the Redemption Option Date for such series at the Redemption Price. The election of the Company to redeem any Securities redeemable at the election of the Company shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company, the Company shall, at least 30 days, but not more than 60 days, prior to the Redemption Date fixed by the Company, notify the Trustee in writing of such Redemption Date and of the principal amount of Securities of such series to be redeemed. In the case of any redemption of Securities prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture, the Company shall furnish the Trustee with an Officers' Certificate and an Opinion of Counsel evidencing compliance with such restriction and otherwise complying with Section 1.2 herein.

SECTION 11.3 Selection by Trustee of Securities to Be Redeemed.

                   If less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected not more than 60 days and not less than 30 days prior to the Redemption Date by the Trustee, from the Outstanding Securities of such series not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of that series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of that series; provided, that if at the time of redemption such Securities are registered as a Global Security, the Depositary shall determine, in accordance with its procedures, the principal amount of such Securities held by each Security Beneficial Owner to be redeemed.

                   The Trustee shall promptly notify the Company in writing of the Securities selected for redemption and, in case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

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

                   For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 11.4 Notice of Redemption.

                   Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 60 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

                   All notices of redemption shall state:

                  (1)      the Redemption Date,

                  (2)      the Redemption Price,

                  (3) if less than all the Outstanding Securities of any series are to be redeemed, the identification (including the CUSIP number, if any, and, in the case of partial redemption, the principal amounts) of the particular Securities of such series to be redeemed,

                  (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and that interest thereon will cease to accrue on and after said date,

                  (5) the place or places where such Securities are to be surrendered for payment of the Redemption Price, and

                  (6) that the redemption is for a sinking fund, if such is the case.

                   Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's written request delivered to the Trustee at least 15 days prior to the date that such Notice is to be given (unless a shorter period shall be acceptable to the Trustee and at the Company's expense), by the Trustee in the name and at the expense of the Company.

SECTION 11.5 Deposit of Redemption Price.

                   Prior to 10:00 a.m., New York City time, on any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 10.5) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date.

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

SECTION 11.6 Securities Payable on Redemption Date.

                   Notice of redemption having been given as aforesaid, the Securities and portions of Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such Redemption Date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided that installments of interest whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of Section 3.10.

                   If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

                   The Redemption Price shall be paid on the date of such redemption, provided that the Company shall deposit with the Trustee an amount sufficient to pay the Redemption Price by 10:00 a.m., New York City time, on the date such Redemption Price is to be paid.

                   Unless the Company defaults in the payment of the Redemption Price, on and after the Redemption Date, interest shall cease to accrue on the Securities, or portions thereof called for redemption.

SECTION 11.7 Securities Redeemed in Part.

                   Any Security which is to be redeemed only in part shall be surrendered at a Place of Payment for Securities of that series (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of the same series, of like tenor and of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                                   ARTICLE XII

                                  SINKING FUNDS

SECTION 12.1 Applicability of Article.

                   The provisions of this Article shall be applicable to any sinking fund for the retirement of Securities of a series except as otherwise specified as contemplated by Section 3.1 for the Securities of such Series.

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                   The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as "Mandatory Sinking Fund Payment," and any payment in excess of the minimum amount provided for by the terms of the Securities of any series is herein referred to as an "Optional Sinking Fund Payment." If provided for by the terms of Securities of any series, the cash amount of any Mandatory Sinking Fund Payment may be subject to reduction as provided in Section 12.2. Each sinking fund payment shall be applied to the redemption of Securities as provided for by the terms of Securities of such series.

SECTION 12.2 Satisfaction of Sinking Fund Payments with Securities.

                   Unless the form or terms of any Security shall provide otherwise, the Company (1) may deliver to the Trustee Outstanding Securities of a series (other than any previously called for redemption) and (2) may apply as a credit Securities of a series which have been redeemed either at the election of the Company pursuant to the terms of such Security or through the application of permitted Optional Sinking Fund Payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of any Mandatory Sinking Fund Payment with respect to any Securities of such series required to made pursuant to the terms of Securities as provided for by the terms of such Securities; provided that such Securities have not been previously so credited. Such Securities shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption throughout operation of the sinking fund and the amount of such sinking fund payment shall be reduced accordingly.

SECTION 12.3 Redemption of Securities for Sinking Fund.

                   Not less than 60 days prior to each sinking fund payment date for any Securities, the Company will deliver to the Trustee an Officers' Certificate specifying the amount of the next ensuing sinking fund payment for that series pursuant to the terms of that series, the portion thereof, if any, which is to be satisfied by payment of cash and the portion thereof, if any, which is to be satisfied by delivering and crediting Securities of that series pursuant to Section 12.2 and will also deliver to the Trustee any Securities to be so delivered. Not less than 45 days before each sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 11.3 and cause notice of the redemption thereof to be given in the name and at the expense of the Company in the manner specified in Section 11.4. The Company shall deposit the amount of cash, if any, required for such sinking fund payment with the Trustee in the manner provided in Section 11.5. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 11.6 and 11.7.

                                      ****

                   This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

                                   ASSURANT, INC.

                                   BY: /s/ J. Kerry Clayton
                                       ---------------------------------
                                       Name:J. Kerry Clayton
                                       Title: President and CEO

                                   SUNTRUST BANK, as Trustee

                                   By: _________________________________
                                       Name:
                                       Title

         IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed as of the day and year first above written.

                                   ASSURANT, INC.

                                   By: _________________________________
                                       Name:
                                       Title

                                   SUNTRUST BANK, as Trustee

                                   By: /s/ B.A. Donaldson
                                       ----------------------------------
                                       Name: B.A. DONALDSON
                                       Title VICE PRESIDENT